STOCK PURCHASE AGREEMENT


     THIS  AGREEMENT  is made this 27th day of June, 2005, by and between ROBERT
C. SIMPSON, or ZANN Corp., a Nevada corporation, as his nominee (the "Purchaser") and CHARLES DUKE and JONATHON DEREK SELTZER (collectively, the "Sellers"), significant stockholders of SARTAM INDUSTRIES, INC., a Florida corporation ("Sartam").

     WHEREAS, the Sellers jointly own 1,795,250 shares of the issued and outstanding common stock, par value $0.01 per share, of Sartam and 164,601 shares of the issued and outstanding convertible preferred stock, second series, par value $0.01 per share, of Sartam (collectively, the "Sartam Stock"); and

     WHEREAS, the Sellers desire to sell all of their right, title and interest in the Sartam Stock to the Purchaser as hereinafter provided; and

     WHEREAS, the Purchaser desires to purchase all of the shares of the Sartam Stock from the Sellers;

     NOW, THEREFORE, in consideration of the foregoing and the following mutual covenants and agreements, the parties hereto agree as follows:

     1.     Sale and Purchase.  Upon the terms and subject to the conditions set
            -----------------
forth in this Agreement, the Sellers shall sell, assign, and transfer to the Purchaser all shares of the Sartam Stock owned by the Sellers at the closing of this Agreement (the "Closing"), free and clear of all liens and encumbrances, except those restrictions imposed by the Securities Act of 1933, as amended (the "Securities Act") and other applicable securities laws or this Agreement, and the Purchaser shall accept from the Sellers at the Closing all shares of the Sartam Stock owned by the Sellers.

     2.     The  Purchase  Price.  The purchase price for the Sartam Stock to be
            --------------------
purchased  hereunder  shall  be  $4,400,000,  which shall be payable as follows:

          (a)     The  sum  of  $200,000  payable  in  cash  at  the  Closing;

          (b) In addition, the sum of $4,200,000 shall be payable in the form of a promissory note of the Purchaser bearing no interest except as otherwise provided therein (the "Note"), a copy of which is attached hereto as Attachment A. To secure payment of the Note, the Purchaser shall execute and
-------------
deliver to the Sellers at the Closing that certain Stock Pledge Agreement covering the shares of the Sartam Stock to be sold hereunder in the form attached hereto as Attachment B.
                      -------------

          (c) The purchase price shall be allocated for federal income tax purposes, $1.00 to each share the common stock, par value $0.01 per share, of Sartam issued May 17, 2005 and restricted by the May 14, 2005 Sartam Board of Directors Meeting minutes covering a total of 490,700 shares of such common stock and the remainder to the other shares of the Sartam Stock.

     3.     Escrow.  At  the  Closing,  the  Sellers  shall place in escrow with
            ------
Burgess, Harrell, Mancuso, Olson & Colton, P.A. (the "Escrow Agent"), pursuant to the terms of that certain Escrow Agreement attached hereto as Attachment C
                                                                    ------------
(the "Escrow Agreement") the Sartam Stock to be purchased hereunder (sometimes hereinafter referred to as the "Escrowed Shares"). The Escrowed Shares shall be accompanied by stock powers duly executed by the Sellers in favor of the Purchaser in the form attached hereto as Attachment D, which will be utilized to
                                         ------------
transfer the Escrowed Shares to the Purchaser upon satisfaction of all of the terms of the Note, the Stock Pledge Agreement, the Escrow Agreement, the Consulting Agreements hereinafter described (collectively, the "Other Agreements") and this Agreement. Upon completion and satisfaction of all of the terms hereof and the Other Agreements, the Escrow Agent shall deliver the Escrowed Shares to the Purchaser in accordance with the Escrow Agreement free and clear of all liens and encumbrances other than the legend required by the Securities Act described below. So long as there has been no default under the Other Agreements or this Agreement, the Purchaser


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
shall have the right to vote the shares of the Sartam Stock to be acquired hereunder in accordance with the Stock Pledge Agreement.

     4.     Restrictive  Legend.  All shares of the Sartam Stock to be delivered
            -------------------
hereunder shall bear a restrictive legend described in the Securities Act in substantially the following form:

     "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SHARES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT."

     5.     Consulting  Agreements.  At  the  Closing,  each of the Sellers will
            ----------------------
enter into a consulting agreement with ZANN Corp. (the "Consulting Agreements") as described in Attachment E hereto, which will provide for payment of $10,000
                  ------------
per month, beginning 30 days following the Closing, to each of the Sellers to be payable in cash, for services to be rendered to ZANN Corp. by each of the Sellers. Each of the Consulting Agreements will be for general business consulting and cannot be canceled other than pursuant to the applicable terms thereof.

     The $10,000 per month may be paid with ZANN Corp. S-8 stock (the "S-8 Stock") to be issued to each of the Sellers having a value of at least $10,000 at the time of issuance. It is understood that the S-8 Stock will be sold by each of the Sellers and the proceeds thereof will be applied to the payment of the obligation prescribed in the Consulting Agreement for each of the Sellers. If the proceeds from the sale of the S-8 Stock do not equal at least $10,000 per month, ZANN Corp. will issue additional shares of the S-8 Stock so that each of the Sellers will receive at least $10,000 each month from the sale of the S-8 Stock. The Sellers agree that any proceeds from the S-8 stock will be applied to the $10,000 per month consulting fees. After the Consulting Agreements have been fully performed, any overpayment held by the Sellers shall be returned to ZANN Corp.

     6.     Sartam  Audit.  Following  the  Closing, the Purchaser will begin an
            -------------
audit of Sartam at the Purchaser's sole cost and expense. Each of the Sellers shall cooperate fully and promptly with all material and reasonable requests made by the Purchaser and its auditors in connection with the audit.

     7.     Construction  of  Packaging  Machines.  Following  the  Closing, the
            -------------------------------------
Purchaser shall cause Sartam to begin the construction of packaging machines which will become part of the inventory of Sartam. Until complete compliance with this Agreement and the Other Agreements, all proceeds from the sales of the packaging machines shall be paid to Sartam.

     8.     Representations  and  Warranties  of  the  Sellers.  Where  a
            --------------------------------------------------
representation contained in this Agreement is qualified by the phrase "to the best of the Sellers' knowledge" (or words of similar import), such expression means that, after having conducted a due diligence review, the Sellers believe the statement to be true, accurate, and complete in all material respects. Knowledge shall not be imputed nor shall it include any matters which such person should have known or should have been reasonably expected to have known. The Sellers represent and warrant to the Purchaser to the best of the Sellers' knowledge as follows:

          (a)     Power  and  Authority.  The  Sellers  have  full  power  and
                  ---------------------
authority to execute, deliver, and perform this Agreement and all other agreements, certificates or documents to be delivered in connection herewith, including, without limitation, the other agreements, certificates and documents contemplated hereby (collectively the "Other Agreements").

          (b)     Binding  Effect.  Upon  execution and delivery by the Sellers,
                  ---------------
this Agreement and the Other Agreements shall be and constitute the valid, binding and legal obligations of the Sellers, enforceable against the Sellers in accordance with the terms hereof and thereof, except as the enforceability hereof or thereof may be subject to the effect of (i) any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating


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
to or affecting creditors' rights generally, and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (c)     Effect.  Neither  the execution and delivery of this Agreement
                  ------
or the Other Agreements nor full performance by the Sellers of their obligations hereunder or thereunder will violate or breach, or otherwise constitute or give rise to a default under, the terms or provisions of the Articles of Incorporation, or the Bylaws of Sartam, or, subject to obtaining any and all necessary consents, of any contract, commitment or other obligation of Sartam or necessary for the operation of the business of Sartam (the "Business") following the Closing or any other material contract, commitment, or other obligation to which Sartam is a party, or create or result in the creation of any encumbrance on any of the property of Sartam. Sartam is not in violation of its Articles of Incorporation, or the Bylaws, or of any indebtedness, mortgage, contract, lease, or other agreement or commitment in any way which would materially and adversely affect the transactions contemplated hereby.

          (d)     No  Contracts,  Arrangements,  etc.  There  are  no contracts,
                  ----------------------------------
arrangements, understandings or relationships (legal or otherwise) among any of the parties to this Agreement, or any other person with respect to any other securities of Sartam, including but not limited to, the transfer or voting of any of securities of Sartam, finder's fees, joint ventures, loan or option arrangements, puts or calls, guarantees of profits, division of profits or loss, or the giving or withholding of proxies, naming the persons with whom such contracts, arrangements, understandings or relationships have been entered.

          (e)     No  Consents.  No  consent,  approval  or authorization of, or
                  ------------
registration, declaration or filing with any third party, including, but not limited to, any governmental department, agency, commission or other instrumentality, will, except such consents, if any, delivered or obtained on or prior to the Closing, be obtained or made by the Sellers prior to the Closing to authorize the execution, delivery and performance by the Sellers of this Agreement or the Other Agreements.

          (f)     Capitalization.  Sartam  is  authorized  by  its  Articles  of
                  --------------
Incorporation  to  issue  15,000,000 shares of the common stock, 7,000 shares of preferred stock, first series, and 7,500,000 shares of convertible preferred stock, second series. As of the date of this Agreement, there are 3,717,104 shares of the common stock, 7,000 shares of preferred stock, first series, and 2,525,047 shares of convertible preferred stock, second series, duly and validly issued and outstanding, fully paid, and non-assessable. Except for the remaining shares of the issued and outstanding Sartam Stock and preferred stock, first series, after taking into consideration the 1,795,250 common shares and the 164,601 shares of the convertible preferred stock, second series issued to the Sellers, there are no other classes of capital stock, outstanding options, contracts, commitments, warrants, preemptive rights, agreements or any rights of any character affecting or relating in any manner to the issuance of the Sartam Stock or other securities or entitling anyone to acquire the Sartam Stock or other securities of Sartam, except as disclosed on Schedule 8(f) attached
                                                          -------------
hereto.

          (g)     Stock  Ownership.  The  Sellers  have  good,  absolute,  and
                  ----------------
marketable title to shares of the issued and outstanding Sartam Stock. The Sellers have the complete and unrestricted right, power and authority to cause the sale, transfer, and assignment of the shares of the Sartam Stock pursuant to this Agreement. The delivery of the Sartam Stock to the Purchaser as herein contemplated will vest in the Purchaser good, absolute and marketable title to shares of the Sartam Stock as described herein, free and clear of all liens, claims, encumbrances, and restrictions of every kind, except those restrictions imposed by applicable securities laws or this Agreement.

          (h)     Organization  and  Standing  of  Sartam.  Sartam  is  a  duly
                  ---------------------------------------
organized and validly existing Florida corporation in good standing, with all requisite corporate power and authority to carry on the Business as presently conducted. Sartam has not qualified to do business in any other jurisdiction.

          (i)     No  Subsidiaries.  Sartam  has  no  subsidiaries.
                  ----------------

          (j)     Liabilities.  Except  as  set  forth on Schedule 8(j) attached
                  -----------                             -------------
hereto,  Sartam  does  not  have  any  liabilities.


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
          (k)     Financial Statement.  The Sellers have furnished the Purchaser
                  -------------------
an unaudited balance sheet of Sartam as of May 31, 2005, and the related statement of income and retained earnings for the period covered thereby, with an unaudited statement as of May 31, 2005 (collectively, the "Financial Statement"). The Financial Statement (i) is in accordance with the books and records of Sartam; (ii) fairly presents the financial condition of Sartam at such date and the results of its operations for the period therein specified;
(iii) was prepared in accordance with reasonably acceptable accounting principles applied upon a basis consistent with prior accounting periods; and
(iv) with respect to all contracts and commitments of Sartam, reflects adequate reserves for all reasonably anticipated losses and costs in excess of anticipated income that would be required under its method of accounting. Specifically, but not by way of limitation, the Financial Statement discloses all of the debts, liabilities, and obligations of any nature (whether absolute, accrued, contingent, or otherwise and whether due or to become due) of Sartam on the dates therein specified (except such debts, liabilities, and obligations as are not required to be reflected therein in accordance with its method of accounting). Notwithstanding the foregoing, the Sellers have no knowledge as to Sartam's books and records prior to 2001 and make no representations or warranties as to accounting treatment for any items prior to 2001 not reflected on the Financial Statement.

          (l)     Present  Status.  Since  the  dates reflected on the Financial
                  ---------------
Statement, Sartam has not, except as disclosed elsewhere herein (i) incurred any material obligations or material liabilities, absolute, accrued, contingent, or otherwise, except current trade payables; (ii) discharged or satisfied any liens or encumbrances, or paid any obligations or liabilities, except current Financial Statement liabilities and current liabilities incurred since the dates reflected on the Financial Statement, in each case, in the ordinary course of business; (iii) declared or made any stockholder payment or distribution or purchased or redeemed any of its securities or agreed to do so; (iv) mortgaged, pledged, or subjected to lien, encumbrance, or charge any of its assets except as shall be removed prior to or at the Closing; (v) canceled any material debt or claim; (vi) sold or transferred any assets of a material value except sales from inventory in the ordinary course of business; (vii) suffered any damage, destruction, or loss (whether or not covered by insurance) materially affecting its properties, business, or prospects; (viii) waived any rights of a material value; (ix) entered into any transaction other than in the ordinary course of business. Further, since the dates reflected on the Financial Statement, there has not been any change in or any event or condition (financial or otherwise) affecting the property, assets, liabilities, operations, or prospects of Sartam, other than changes in the ordinary course of its Business, none of which has (either when taken by itself or taken in conjunction with all other such changes) been materially adverse.

          (m)     Tax  Returns  and  Audits.  As  of the date of this Agreement,
                  -------------------------
Sartam has filed all federal, state, and local tax returns as required to be filed by it (including, but not limited to, all payroll or other employment related tax returns), and has paid all federal, state and local taxes, including, but not limited to all payroll and employment taxes, required to be paid with respect to the periods covered by such returns. Sartam has not been delinquent in the payment of any tax, assessment, or governmental charge in any material respect, and has not had any unsatisfied tax deficiencies proposed or assessed against it and has not executed any waiver of the statute of limitations on the assessment or collection of any tax.

          (n)     Litigation.  Other than as reflected on Schedule 8(n) attached
                  ----------                              -------------
hereto, there are no legal actions, suits, arbitrations, or other legal, administrative or other governmental proceedings pending or threatened against Sartam, and the Sellers are not aware of any facts which may result in any such action, suit, arbitration, or other proceeding.

          (o)     Employees.  As  of  the date of this Agreement, Sartam has one
                  ---------
employee.

          (p)     Compliance  with  Laws  and  Regulations.  Except as otherwise
                  ----------------------------------------
disclosed  in  Schedule  8(p)  attached hereto, Sartam is in material compliance
               --------------
with all laws, ordinances, codes, restrictions, regulations (environmental and otherwise) and other legal requirements applicable to the conduct of the Business, the noncompliance with which would be likely to have a material adverse effect on the Business; and there are no lawsuits or proceedings pending or, threatened with respect to the foregoing.

          (q)     No  Defaults.  Other  than  as  reflected  on  Schedule  8(q)
                  ------------                                   --------------
attached hereto, Sartam is not in default under any provision of any lease, contract, commitment, obligation, note, bond, debenture, mortgage, indenture, security agreement, guaranty, or other instrument of indebtedness, and no existing condition exists which, with the giving of notice or the passage of time, or both, would constitute such a default, in either case, which default is or would be likely to have a material adverse effect on the Business.

          (r)     Permits  and  Approvals.  Except  as  otherwise  disclosed  on
                  -----------------------
Schedule 8(r) attached hereto, (i) Sartam has all permits and approvals required
-------------
for the conduct of the Business and is not in material default under any permit, approval or qualification, which default is likely to have a material adverse effect on Sartam or the Business, nor is there any existing condition which, with the giving of notice or the passage of time, or both, would constitute such a material default; (ii) other than those items listed on Schedule 8(r) attached
                                                          -------------
hereto, no permit, approval or qualification of any government or governmental unit, agency, board, body or instrumentality, whether federal, state or local, is necessary for the conduct of the Business as same has been and is being conducted in any material respect; and (iii) there is no lawsuit or proceeding pending or, threatened with respect to any of the foregoing.

          (s)     Properties.  Sartam  has  good  and  marketable  title  in fee
                  ----------
simple absolute to all real properties and good title to all other properties and assets owned by it (except real and other properties and assets as are held pursuant to leases or licenses), free and clear of all liens, mortgages, security interests, pledges, charges, and encumbrances, other than as shown on the Financial Statement, including, but not limited to a tax lien for unpaid real estate taxes; provided, however, Sartam owns no real property. Moreover:

               (i) No real property leased, licensed, or used by Sartam lies in an area which is, or will be, subject to zoning, use, or building code restrictions which would prohibit, and no state of facts relating to the actions or inaction of another person or entity or their ownership, leasing, licensing, or use of that real property in the Business in which Sartam is now engaged or the Business in which it contemplates engaging.

               (ii) The real and other properties and assets owned, leased, or licensed by Sartam constitute all such properties and assets which are necessary to the Business as presently conducted

          (t)     Patents  and  Trademarks.  Sartam owns, possesses and has good
                  ------------------------
title to all of the copyrights, trademarks, trademark rights, patents, patent rights, and licenses necessary in the conduct of the Business. Sartam is not infringing upon or otherwise acting adversely to the rights of any person, under, or in respect to, any copyrights, trademarks, trademark rights, patents, patent rights, or licenses owned by any person or entity, and there is no claim or pending or, threatened action with respect thereto. Sartam has the unrestricted right to use (free and clear of any rights or claims of others) all trade secrets, customer lists, manufacturing and other processes incident to the manufacture, use or sale of any and all products presently sold by it.

          (u)     Absence  of  Certain  Changes  or Events.  Since May 31, 2005,
                  ----------------------------------------
there has not been any change in or any event or condition (financial or otherwise) affecting the Business, property, assets (including cash and all accounts receivable), liabilities, operations, or prospects of Sartam, other than changes in the ordinary course of the Business, none of which has (either when taken by itself or taken in conjunction with all other such changes) been materially adverse.

          (v)     Purchase  and  Outstanding  Bids.  No  purchase commitments of
                  --------------------------------
Sartam are in excess of normal, ordinary, and usual requirements of the Business, or were made at any price in excess of the then current market price or contained terms and conditions more onerous than those usual and customary in the industry.

          (w)     No  Insurance.  Sartam  does  not  carry  any  insurance.
                  -------------

          (x)     Compensation  of  Officers  and  Others.  Since  May 31, 2005,
                  ---------------------------------------
there has not been any change in any compensation, commission, bonus, or other remuneration payable to any officer, director, agent, employee, or consultant of Sartam.

          (y)     Inventory.  The  inventory of Sartam which is reflected on the
                  ---------
Financial Statement and all inventory items which have been acquired since May 31, 2005, consists of goods of such quality and in such quantities as are salable in the ordinary course of the Business with normal markup at prevailing market prices.

Each item of the inventory was valued at the then current cost, if possible, and if not, at the then current manufacturer's regular cost sheet available to distributors.

          (z)     Schedule  of  Assets.  Disclosed  on  Schedule  8(z)  attached
                  --------------------                  --------------
hereto, is a schedule of assets owned by Sartam containing (i) a true and complete listing of all property owned by Sartam as of May 31, 2005; (ii) a true and complete legal description of all real properties in which Sartam has a leasehold interest, together with a description of each indenture, lease, sublease, or other instrument under which Sartam claims or holds such leasehold interest, each of which is a good and valid leasehold interest, and all of which are in effect and enforceable according to their respective terms; (iii) a true and complete list of all patents, patent applications, patent licenses, trademarks, trademark registrations, and applications therefor, trade names, copyrights, and copyright registrations and applications therefor owned by Sartam; and (iv) as of May 31, 2005, a true and complete list of all accounts receivable of Sartam, together with information as to the aging of each such account receivable.

          (aa)     Employment  Contracts.  Except as disclosed in Schedule 8(aa)
                   ---------------------                          --------------
hereto, Sartam has no employment contract, written or otherwise, with any employee or former employee.

          (bb)     Compliance  with Law and Other Instruments.  The business and
                   ------------------------------------------
operations of Sartam have been and are being conducted in accordance with all applicable laws, rules and regulations of all authorities, except those which do not (either individually or in the aggregate) materially and adversely affect Sartam.

          (cc)     Contracts.  Except  as  disclosed  on Schedule 8(cc) attached
                   ---------                             --------------
hereto or on any other schedule attached to this Agreement, Sartam is not a party to, or otherwise bound by any (i) material written or oral contract; (ii) employment or consultant contract not terminable at will without cost or other liability; (iii) labor union contracts; (iv) bonus, pension, profit sharing, retirement, share purchase, stock option, hospitalization, group insurance, or similar employee benefit plan; (v) any real or personal property lease, as lessor or lessee; (vi) advertising or public relations contract; (vii) purchase, supply or service contract, which cannot be terminated without cost or expense to Sartam if such termination occurs with less than 30 day's notice; (viii) deed of trust, mortgage, conditional sales contract, security agreement, pledge agreement, trust receipt, or any other agreement or arrangement whereby any of the assets or property of Sartam is subject to a lien, encumbrance, charge or other restriction except such as shall be satisfied prior to the Closing; (ix) license agreement, whether as licensee or licensor; (x) contract or agreement involving any expenditure by Sartam of more than $5,000 in the aggregate; (xi) contract or agreement which Sartam cannot terminate by giving less than 30 day's notice; and (xii) contract to be performed in whole or in part more than 90 days from the date thereof and which cannot be terminated without cost or liability to Sartam. Other than as disclosed on Schedule 8(cc) attached hereto, Sartam
                                          --------------
has in all respects performed all obligations required to be performed to date, and is not in material default in any respect under any of the contracts, agreements, leases, documents, or other commitments to which it is a party or otherwise bound or affected. All parties having material contracts with Sartam are in material compliance therewith, and are not in material default thereunder other than as disclosed on Schedule 8(cc) attached hereto.
                                ---------------

          (dd)     Authority.  No  consent,  authorization,  approval,  order,
                   ---------
license, certificate, or permit of or from, or declaration of filing with, any federal, state, local, or other governmental authority or any court or other tribunal is required by Sartam for the execution, delivery, or performance of this Agreement by Sartam. No consent of any party to any contract, agreement, instrument, lease, license, arrangement, or understanding to which Sartam is a party, or to which any of its properties or assets are subject, is required for the execution, delivery or performance of this Agreement; and the execution, delivery, and performance of this Agreement will not violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under any contract, agreement, instrument, lease, license, arrangement, or understanding, or violate or result in a breach of any term of the articles of incorporation (or other charter document) or bylaws of Sartam or violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment, or decree binding on Sartam or to which any of its operations, business, properties, or assets are subject.

          (ee)     Records.  The books of account and minute books of Sartam are
                   -------
complete and correct in all material respects, and reflect all those transactions involving its business which properly should have been set forth in such books. Notwithstanding the foregoing, the Sellers have no knowledge as to Sartam's books and records prior to 2001 and make no representations or warranties as to accounting treatment for any items prior to 2001.

          (ff)     Representations  and  Warranties  True  and  Complete.  All
                   -----------------------------------------------------
representations and warranties of the Sellers in this Agreement and the Other Agreements are true, accurate and complete in all material respects as of the Closing.

          (gg)     No  Knowledge of Default.  The Sellers have no knowledge that
                   ------------------------
any representations and warranties of the Purchaser contained in this Agreement or the Other Agreements are untrue, inaccurate or incomplete in any material respect or that the Purchaser is in default under any term or provision of this Agreement or the Other Agreements.

          (hh)     No  Untrue  Statements.  No representation or warranty by the
                   ----------------------
Sellers in this Agreement or in any writing furnished or to be furnished pursuant hereto, contains or will contain any untrue statement of a material fact, or omits, or will omit to state any material fact required to make the statements herein or therein contained not misleading.

          (ii)     Reliance.  The  foregoing  representations and warranties are
                   --------
made by the Sellers with the knowledge and expectation that the Purchaser is placing complete reliance thereon.

     9.     Representations  and  Warranties  of the Purchaser.  Knowledge shall
            --------------------------------------------------
not be imputed nor shall it include any matters which such person should have known or should have been reasonably expected to have known. The Purchaser hereby represents and warrants to the Sellers as follows:

          (a)     Power  and  Authority.  The  Purchaser  has  full  power  and
                  ---------------------
authority  to  execute,  deliver  and  perform  this  Agreement  and  the  Other
Agreements.

          (b)     Binding Effect.  Upon execution and delivery by the Purchaser,
                  --------------
this Agreement and the Other Agreements shall be and constitute the valid, binding and legal obligations of the Purchaser enforceable against the Purchaser in accordance with the terms hereof or thereof, except as the enforceability hereof and thereof may be subject to the effect of (i) any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally, and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (c)     No  Consents.  No  consent,  approval  or authorization of, or
                  ------------
registration, declaration or filing with any third party, including, but not limited to, any governmental department, agency, commission or other instrumentality, will, except such consents, if any, delivered or obtained on or prior to the Closing, be obtained or made by the Purchaser prior to the Closing to authorize the execution, delivery and performance by the Purchaser of this Agreement or the Other Agreements.

          (d)     The  Purchaser's  Representations  and  Warranties  True  and
                  -------------------------------------------------------------
Complete.  All representations and warranties of the Purchaser in this Agreement
--------
and the Other Agreements are true, accurate and complete in all material respects as of the Closing.

          (e)     No  Knowledge  of  the Sellers' Default.  The Purchaser has no
                  ---------------------------------------
knowledge that any of the Sellers' representations and warranties contained in this Agreement is untrue, inaccurate or incomplete in any respect or that the Sellers are in default under any term or provision of this Agreement or the Other Agreements.

          (f)     No  Untrue  Statements.  No  representation or warranty by the
                  ----------------------
Purchaser in this Agreement or in any writing furnished or to be furnished pursuant hereto, contains or will contain any untrue statement of a material fact, or omits, or will omit to state any material fact required to make the statements herein or therein contained not misleading.

          (g)     Reliance.  The  foregoing  representations  and warranties are
                  --------
made by the Purchaser with the knowledge and expectation that the Sellers are placing complete reliance thereon.

     10.     Actions of Sartam Pending the Closing.  The Sellers agree that from
             -------------------------------------
the  date  hereof  through  the  Closing:

          (a)     Operations.  The  Sellers will use their best efforts to cause
                  ----------
Sartam to (i) be operated in keeping with its customary practices and in compliance with all applicable laws, rules and regulations; and (ii) not engage in any transaction or make any commitment or expenditure outside of the ordinary course of the Business.

          (b)     No Change in Corporate Charter.  No change will be made in the
                  ------------------------------
Articles of Incorporation or the Bylaws of Sartam, except as may be first approved in writing by the Purchaser.

          (c)     No Change in Capital Structure.  No change will be made in the
                  ------------------------------
authorized or issued capital stock of Sartam, including the issuance of any bonds, notes, or other securities.

          (d)     No  Default.  Sartam  shall  timely  pay and/or not suffer any
                  -----------
default with respect to any of its contracts, commitments or obligations in any material respect. Sartam shall also continue to pay as they become due all accounts payable of Sartam.

          (e)     No  Contracts.  No contract or commitment will be entered into
                  -------------
by  or  on  behalf  of  Sartam  outside  of the ordinary course of the Business.

          (f)     No  Liabilities.  Sartam  shall  not  incur  any obligation or
                  ---------------
liability, outside of the ordinary course of the Business, except as may be first approved in writing by the Purchaser.

          (g)     Access  to  Records.  The Sellers shall cause Sartam to afford
                  -------------------
the Purchaser access, during normal business hours, to all of its business operations, properties, books, files, and records, and will cooperate in the Purchaser's examination thereof. No such examination, however, shall constitute a waiver or relinquishment by the Purchaser of its right to rely upon the Sellers' covenants, representations, and warranties made herein or pursuant hereto. Until the Closing hereunder or the termination of this Agreement, whichever shall occur first, and after the termination of this Agreement in the event this Agreement does not close, the Purchaser will hold in confidence all information so obtained by the Purchaser as a result of such examination.

          (h)     Compliance.  The  Sellers  shall cause Sartam and its officers
                  ----------
and  employees  to  comply  with  all  applicable  provisions of this Agreement.

     11.     Conditions  Precedent  to  Obligations  of  the  Purchaser.  All
             ----------------------------------------------------------
obligations of the Purchaser under this Agreement are subject to the fulfillment, prior to or at the Closing, of the following conditions:

          (a)     Representations  and  Warranties  True  at  the  Closing.  The
                  --------------------------------------------------------
representations and warranties of the Sellers herein shall be deemed to have been made again as of the Closing, and then be true and correct, subject to any changes contemplated by this Agreement. The Sellers shall have performed all of the obligations to be performed by them hereunder on or prior to the Closing.

          (b)     Proof  of  Authority.  The  Purchaser's  counsel  shall  have
                  --------------------
received evidence reasonably sufficient to such counsel that the Sellers have all requisite authorizations necessary for consummation by the Sellers of the transactions contemplated hereby, and there has not been issued, and there is not in effect, any injunction or similar legal order prohibiting or restraining consummation of any of the transactions herein contemplated, and no legal or governmental action, proceeding or investigation which might reasonably be expected to result in any such injunction or order is pending.

          (c)     Deliveries  at  the Closing.  The Sellers shall have delivered
                  ---------------------------
to the Purchaser at the Closing all of the documents required to be delivered hereunder.

          (d)     Certification.  The  Sellers  shall  have  delivered  to  the
                  -------------
Purchaser at the Closing a certificate dated as of the applicable closing, executed by the Sellers, certifying that the conditions specified in subparagraphs (a), (b), and (c) of this Paragraph 11 have been fulfilled.

          (e)     Resignations  of  the  Sellers as Directors and Officers.  The
                  --------------------------------------------------------
Sellers shall have delivered to the Purchaser at the Closing, their written resignations as directors and officers of Sartam.

          (f)     Status  of  Litigation.  With respect to any matters affecting
                  ----------------------
Sartam and in litigation as described in Schedule 8(n), the Purchaser shall have
                                         -------------
the right to make an independent review of such matters. If the Purchaser is not satisfied with such review, then the Purchaser shall have the option to terminate this Agreement.

          (g)     Corporate  Records,  etc.  The Sellers shall have delivered to
                  ------------------------
the Purchaser the originals of the Articles of Incorporation, Bylaws, minute books, and other corporate governance materials used since the inception of Sartam.

          (h)     Other  Matters.  All  corporate  and  other  proceedings  and
                  --------------
actions taken in connection with the transactions contemplated hereby and all certificates, opinions, agreements, instruments and documents mentioned herein or incident to any such transaction shall be satisfactory in form and substance to the Purchaser and its counsel, whose approval shall not be unreasonably withheld.

     12.     Conditions  Precedent  to  Obligations  of  the  Sellers.  All
             --------------------------------------------------------
obligations of the Sellers under this Agreement are subject to the fulfillment, prior to or at the Closing, of the following conditions:

          (a)     Representations  and  Warranties  True  at  Closing.  The
                  ---------------------------------------------------
representations and warranties of the Purchaser herein shall be deemed to have been made again at the Closing, and then be true and correct, subject to any changes contemplated by this Agreement. The Purchaser shall have performed all of the obligations to be performed by the Purchaser hereunder on or prior to the Closing.

          (b)     Proof  of Authority.  The Sellers' counsel shall have received
                  -------------------
evidence reasonably sufficient to such counsel that the Purchaser has all requisite authorizations necessary for consummation by the Purchaser of the transactions contemplated hereby, and there has not been issued, and there is not in effect, any injunction or similar legal order prohibiting or restraining consummation of any of the transactions herein contemplated, and no legal or governmental action, proceeding or investigation that might reasonably be expected to result in any such injunction or order is pending.

          (c)     Certification.  The  Purchaser  shall  have  delivered  to the
                  -------------
Sellers at the Closing a certificate dated as of the applicable closing, executed by the Purchaser, certifying that the conditions specified in subparagraphs (a) and (b) of this Paragraph 12 have been fulfilled.

          (d)     No  Orders.  There  has  not  been issued, and there is not in
                  ----------
effect, any injunction or similar legal order prohibiting or restraining consummation of any of the transactions herein contemplated, and no legal or governmental action, proceeding or investigation which might reasonably be expected to result in any such injunction or order is pending.

          (e)     Other  Matters.  All  corporate  and  other  proceedings  and
                  --------------
actions taken in connection with the transactions contemplated hereby and all certificates, opinions, agreements, instruments and documents mentioned herein or incident to any such transaction shall be satisfactory in form and substance to the Sellers and their counsel, whose approval shall not be unreasonably withheld.

     13.     The  Nature  and  Survival  of  Representations,  Covenants  and
             ----------------------------------------------------------------
Warranties.  All  statements and facts contained in any memorandum, certificate,
----------
instrument, or other document delivered by or on behalf of the parties hereto for information or reliance pursuant to this Agreement, shall be deemed representations, covenants and warranties by the parties hereto under this Agreement. All representations, covenants and warranties of the parties shall survive the Closing and all inspections, examinations, or audits on behalf of the parties, and shall expire six months following the Closing.

     14.     Indemnification by the Sellers.  The Sellers agree to indemnify and
             ------------------------------
hold harmless the Purchaser against and in respect to all damages (as hereinafter defined) in excess of $10,000. Damages, as used herein shall include any claim, salary, wage, action, tax, demand, loss, cost, expense, liability (joint or several), penalty, and other damage, including, without limitation, counsel fees and other costs and expenses reasonably incurred in investigating or attempting to avoid same or in opposition to the imposition thereof, or in enforcing this indemnity, resulting to the Purchaser from any inaccurate representation made by or on behalf of the Sellers in or pursuant to this Agreement, breach of any of the warranties made by or on behalf of the Sellers in or pursuant to this Agreement, or breach or default in the performance by the Sellers of any of the obligations to be performed by them hereunder.

     Notwithstanding the scope of the Sellers' representations and warranties herein, or of any individual representation or warranty, or any disclosure to the Purchaser herein or pursuant hereto, or the definition of damages contained in the preceding sentence, or the Purchaser's knowledge of any fact or facts at or prior to the Closing, damages shall also include all debts, liabilities, and obligations of any nature whatsoever (whether absolute, accrued, contingent, or otherwise, and whether due or to become due) of Sartam, as of the date hereof not reflected in the Financial Statement, specifically identified herein, or any other exhibit furnished hereunder, whether known or unknown by the Sellers; all claims, actions, demands, losses, costs, expenses, and liabilities resulting from any litigation initiated subsequent to the Closing from causes of action arising prior to the Closing hereunder involving Sartam or any owners thereof other than the Sellers other than an action based upon a liability of Sartam specifically disclosed herein; all claims, actions, demands, losses, costs, expenses, liabilities and penalties resulting from Sartam's infringement upon the rights of any person under or in respect to any copyrights, trademarks, trademark rights, patents, patent rights or patent licenses represented by the Sellers to be owned by Sartam; all claims, actions, demands, losses, costs, expenses, liabilities or penalties resulting from Sartam's failure in any respect to perform any obligation required by it to be performed prior to the Closing, or by reason of any default of Sartam, prior to the Closing, under any of the contracts, agreements, leases, documents, or other commitments to which it is a party or otherwise bound or affected; and all losses, costs, and expenses (including without limitation all fees and disbursements of counsel) relating to damages.

     The Sellers shall reimburse and/or pay on behalf of the Purchaser on demand for any payment made or required to be made by the Purchaser at any time after the Closing based upon the judgment of any court of competent jurisdiction or pursuant to a bona fide compromise or settlement of claims, demands or actions, in respect to the damages to which the foregoing indemnity relates. The Purchaser shall give the Sellers written notice within 30 days after notification of any litigation threatened or instituted against the Purchaser or Sartam which might constitute the basis of a claim for indemnity by the Purchaser against the Sellers. The Sellers shall have the right to participate in the defense and settlement of any such litigation. In the event that the Sellers fail to reimburse and/or pay on behalf of the Purchaser any amount which the Purchaser is entitled to indemnification hereunder while there is any balance remaining on the Note or the Consulting Agreements, in addition to any other remedies either at law or in equity that may be then available to the Purchaser, the Purchaser shall be entitled, at its option, to a credit upon the Note and the Consulting Agreements for any amounts paid by the Purchaser, such credit to be applied to the next maturing installments due on the Note and the Consulting Agreements until all of such credit is utilized. In the event that after the utilization of all of such credit the Purchaser is still entitled to indemnity from the Sellers hereunder, the Sellers shall reimburse and/or pay the Purchaser on demand the balance of any amount of such indemnity to which the Purchaser is entitled hereunder.

     Notwithstanding anything contained in this Agreement to the contrary, the right to indemnification described in this paragraph shall expire three years after the Closing hereunder, except in the case of the proven fraud by the Sellers hereunder as determined by a court of competent jurisdiction in connection with any such claim for indemnification, in which event such right to indemnification shall expire one year after the discovery of such fraud.

     15.     Records  of  Sartam.  For  a  period  of  five  years following the
             -------------------
Closing, the books of account and records of Sartam pertaining to all periods prior to the Closing shall be available for inspection by the Sellers for use in connection with tax audits.

     16.     Default  by the Purchaser.  If the Sellers do not default hereunder
             -------------------------
and the Purchaser defaults hereunder, the Sellers may elect to terminate this Agreement as well as any other agreement executed by the Sellers in connection with the transactions contemplated by this Agreement, including but not limited to any independent nondisclosure agreement or any other independent agreements, whereupon no party shall be liable to the other hereunder, or the Sellers may assert any remedy, including specific performance, which the Sellers may have by reason of any such default of the Purchaser. From and after the Closing, subject to the terms and provisions hereof, in the event of a breach by any party of the terms of this Agreement or any obligation of a party which survives the Closing hereunder, the other party may assert any remedy, either at law or in equity, to which such other party may be entitled.

     17.     Default  by  the  Sellers.  If  the  Purchaser  does  not  default
             -------------------------
hereunder and the Sellers default hereunder, the Purchaser may elect to terminate this Agreement as well as any other agreement executed by the Purchaser in connection with the transactions contemplated by this Agreement, including but not limited to any independent nondisclosure agreement or any other independent agreements, whereupon no party shall be liable to the other hereunder, or the Purchaser may assert any remedy, including specific performance, which the Purchaser may have by reason of any such default of the Sellers. From and after the Closing, subject to the terms and provisions hereof, in the event of a breach by any party of the terms of this Agreement or any obligation of a party which survives the Closing hereunder, the other party may assert any remedy, either at law or in equity, to which such other party may be entitled.

     18.     Cooperation.  The  Purchaser  and  the  Sellers will each cooperate
             -----------
with the other, at the other's request and expense, in furnishing information, testimony, and other assistance in connection with any actions, proceedings, arrangements, disputes with other persons or governmental inquiries or investigations involving the Sellers' or the Purchaser's conduct of the Business or the transactions contemplated hereby.

     19.     Further  Conveyances and Assurances.  After the Closing, each party
             -----------------------------------
will, without further cost or expense to, or consideration of any nature from the other, execute and deliver, or cause to be executed and delivered, to the other, such additional documentation and instruments of transfer and conveyance, and will take such other and further actions, as the other may reasonably request as more completely to sell, transfer and assign to consummate the transactions contemplated hereby.

     20.     Assignment.  Notwithstanding  anything  herein  contained  to  the
             ----------
contrary, if the Purchaser is not in default hereunder or under any of the Other Agreements, the Purchaser may assign to ZANN Corp., a Nevada corporation, all of his right, title, and interest in and to the Sartam Stock. In the event of any such assignment, the Purchaser shall be relieved of any and all liability with respect to this Agreement, the Other Agreements, or any other instrument or obligation in connection therewith. Any such assignment shall provide that ZANN Corp. shall be fully substituted for the Purchaser with respect to this Agreement, the Other Agreements, or any other instrument or obligation in connection therewith.

     21.     The  Closing.  The  Closing of this Agreement shall be on or before
             ------------
June 27, 2005, subject to acceleration or postponement from time to time as the parties hereto may mutually agree. The Closing shall be at 1776 Ringling Boulevard, Sarasota, Florida 34236 at 2:00 p.m. Eastern time, unless another hour or place is mutually agreed upon by the parties hereto.

     22.     Deliveries  at  the  Closing  by  the Sellers.  At the Closing, the
             ---------------------------------------------
Sellers  shall  deliver  to  the  Purchaser:

          (a) Certificates representing 1,795,250 shares of common stock and 164,601 shares of preferred stock duly endorsed by virtue of the executed Stock Powers in favor of the Purchaser free and clear of all liens, claims, encumbrances, and restrictions of every kind, except those imposed by this Agreement, the Securities Act and other applicable securities laws.

          (b)     The  Stock  Pledge  Agreement  described  in  Attachment  B.
                                                                -------------

          (c)     The  Escrow  Agreement  described  in  Attachment  C.
                                                         -------------

          (d)     The  Stock  Powers  described  in  Attachment  D.
                                                     -------------

          (e)     The  Consulting  Agreements  described  in  Attachment  E.
                                                              -------------

          (f)     The  proof  of  authority described in Paragraph 11(b) hereof.

          (g)     The  certification  described  in  Paragraph  11(d)  hereof.

          (h) The resignations of the Sellers as directors and officers of Sartam.

          (i) The corporate records of Sartam as described in Paragraph 11(g) hereof.

          (j) Any other document which may be necessary to carry out the intent of this Agreement.

     All documents reflecting any actions taken, received or delivered by the Sellers pursuant to this Paragraph 22 shall be reasonably satisfactory in form and substance to the Purchaser and its counsel.

     23.     Deliveries  at  the  Closing by the Purchaser.  At the Closing, the
             ---------------------------------------------
Purchaser  shall  deliver:

          (a) The cash payment of $200,000 in immediately available funds, to be paid by wire transfer to the Escrow Agent for the benefit of the Sellers.

          (b)     The  Note  as  described  in  Attachment  A.
                                                -------------

          (c)     The  Stock  Pledge  Agreement  described  in  Attachment  B.
                                                                -------------

          (d)     The  Escrow  Agreement  described  in  Attachment  C.
                                                         -------------

          (e)     The  Stock  Powers  described  in  Attachment  D.
                                                     -------------

          (f)     The  Consulting  Agreements  described  in  Attachment  E.
                                                              -------------

          (g)     The  proof  of  authority described in Paragraph 12(b) hereof.

          (h)     The  certification  described  in  Paragraph  12(c)  hereof.

          (i) Any other document which may be necessary to carry out the intent of this Agreement.

     All documents reflecting any actions taken, received or delivered by the Purchaser pursuant to this Paragraph 23 shall be reasonably satisfactory in form and substance to the Sellers and their counsel.

     24.     Brokerage.  The  Sellers  and  the Purchaser agree to indemnify and
             ---------
hold harmless each other against, and in respect of, any claim for brokerage or other commissions relative to this Agreement, or the transactions contemplated hereby, based in any way on agreements, arrangements, understandings or contracts made by either party with a third party or parties whatsoever.

     25.     Mediation and Arbitration.  All disputes arising or related to this
             -------------------------
Agreement or the Other Agreements must exclusively be resolved first by mediation with a mediator selected by the parties, with such mediation to be held in Sarasota, Florida. If such mediation fails, then any such dispute shall be resolved by binding arbitration under the Commercial Arbitration Rules of the American Arbitration Association in effect at the time the arbitration proceeding commences, except that (a) Florida law and the Federal Arbitration Act must govern construction and effect, (b) the locale of any arbitration must be in Sarasota, Florida, and (c) the arbitrator must with the award provide written findings of fact and conclusions of law. Any party may seek from a court of competent jurisdiction any provisional remedy that may be necessary to protect its rights or assets pending the selection of the arbitrator or the arbitrator's determination of the merits of the controversy. The exercise of such arbitration rights by any party will not preclude the exercise of any self-help remedies (including without limitation, setoff rights) or the exercise of any non-judicial foreclosure rights. An arbitration award may be entered in any court having jurisdiction.

     26.     Attorney's  Fees.  In the event that it should become necessary for
             ----------------
any party entitled hereunder to bring suit against any other party to this Agreement for enforcement of this Agreement, the parties hereby covenant and agree that the party or parties who are found to be the prevailing party in such suit shall also be entitled to recover all of its reasonable attorney's fees and costs of court incurred to bring suit from the other party.

     27.     Benefit.  All  the  terms and provisions of this Agreement shall be
             -------
binding upon and inure to the benefit of and be enforceable by the parties hereto, and their respective heirs, executors, administrators, personal representatives, successors and permitted assigns.

     28.     Notices.  All  notices, requests, demands, and other communications
             -------
hereunder shall be in writing and delivered personally or sent by registered or certified United States mail, return receipt requested with postage prepaid, or by telecopy or e-mail, if to the Purchaser, addressed to Dr. Robert C. Simpson at 1549 North Leroy Street, Suite D-200, Fenton, Michigan 48430, telecopier
(810) 629-9062, and e-mail bob@zanncorp.com, with a copy to Norman T. Reynolds, Esq. at 815 Walker Street, Suite 1250, Houston, Texas 77002, telecopier (713) 237-3202, and e-mail nreynolds@gpm-law.com; and if to the Sellers, addressed to Mr. Charles Duke at 4127 South Tamiami Trail, Venice, Florida 34293, telecopier
(941) 493-8493, and e-mail cjsjduke@comcast.net, and Mr. Jonathon Derek Seltzer at 3889 Stone Lakes Drive, Kennesaw, Georgia 30152, and e-mail jdseltzer@aol.com, with a copy to Donald J. Harrell, Esq. at 1776 Ringling Boulevard, Sarasota, Florida 34236, telecopier (941) 366-0189, and e-mail dharrell@burgessharrell.com. Any party hereto may change its address upon 10 days' written notice to any other party hereto.

     29.     Construction.  Words  of any gender used in this Agreement shall be
             ------------
held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise.

     30.     Waiver.  No  course  of  dealing on the part of any party hereto or
             ------
its agents, or any failure or delay by any such party with respect to exercising any right, power or privilege of such party under this Agreement or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

     31.     Cumulative Rights.  The rights and remedies of any party under this
             -----------------
Agreement and the instruments executed or to be executed in connection herewith, or any of them, shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

     32.     Invalidity.  In  the  event  any  one  or  more  of  the provisions
             ----------
contained in this Agreement or in any instrument referred to herein or executed in connection herewith shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect the other provisions of this Agreement or any such other instrument.

     33.     Time  of  the  Essence.  Time  is of the essence of this Agreement.
             ----------------------

     34.     Incorporation  by Reference.  The Attachments and Schedules to this
             ---------------------------
Agreement referred to or included herein constitute integral parts to this Agreement and are incorporated into this Agreement by this reference.

     35.     Multiple  Counterparts.  This  Agreement  may be executed in one or
             ----------------------
more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

     36.     Controlling  Agreement.  In  the  event of any conflict between the
             ----------------------
terms of this Agreement or the Attachments and Schedules referred to herein, the terms of this Agreement shall control.

     37.     Law  Governing;  Jurisdiction.  This Agreement shall be governed by
             -----------------------------
and construed in accordance with the laws of the State of Florida, without regard to any conflicts of laws provisions thereof. Each party hereby irrevocably submits to the personal jurisdiction of the United States District Court for the Middle District of Florida, as well as of the Courts of the State of Florida in Sarasota County, Florida, exclusively over any suit, action or proceeding arising out of or relating to this Agreement. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such mediation, arbitration, suit, action or proceeding brought in any such county and any claim that any such mediation, arbitration, suit, action or proceeding brought in such county has been brought in an inconvenient forum.

     38.     Entire  Agreement.  This  instrument  and  the  attachments  hereto
             -----------------
contain the entire understanding of the parties and may not be changed orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, modification, extension, or discharge is sought.

     IN WITNESS WHEREOF, this Agreement has been executed in multiple counterparts on the date first written above.




                                        ----------------------------------------
                                        ROBERT C. SIMPSON



                                        ----------------------------------------
                                        CHARLES DUKE



                                        ----------------------------------------
                                        JONATHON DEREK SELTZER

Attachments:
-----------
Attachment A       Promissory Note
Attachment B       Stock Pledge Agreement
Attachment C       Escrow Agreement
Attachment D       Stock Powers
Attachment E       Consulting Agreements

Schedule 8(f)      Capitalization
Schedule 8(j)      Liabilities
Schedule 8(n)      Litigation
Schedule 8(p)      Compliance with Laws and Regulations
Schedule 8(q)      Defaults
Schedule 8(r)      Permits and Approvals
Schedule 8(z)      Assets
Schedule 8(aa)     Employment Contracts
Schedule 8(cc)     Contracts

                                  ATTACHMENT A
                                 PROMISSORY NOTE


$4,200,000                                                         June 27, 2005

     After date, without grace, for value received, ROBERT C. SIMPSON (the "Maker") hereby promises to pay to the order of CHARLES DUKE and JONATHON DEREK SELTZER, jointly (collectively, the "Payee") the original principal amount of $4,200,000 bearing no interest. All payments of principal hereunder are payable in lawful money of the United States of America c/o Donald J. Harrell, Esq. at 1776 Ringling Boulevard, Sarasota, Florida 34236, or such other place as the Payee may designate in writing to the Maker.

     The  principal  of  this  Note  shall  be  due  and  payable  as  follows:

     (a)     $500,000  on  December  31,  2005;

     (b)     $1,000,000  on  March  31,  2006;  and

     (c)     $2,700,000  on  August  7,  2006.

     If this Note is not paid at maturity, however maturity may be brought about, all principal due on the date of such maturity shall bear interest from the date of such maturity at the rate of six percent per annum.

     Any interest on this Note shall be computed for the actual number of days elapsed and on the basis of a year consisting of 360 days, unless the maximum legal interest rate would thereby be exceeded, in which event, to the extent necessary to avoid exceeding such maximum rate, interest shall be computed on the basis of the actual number of days elapsed in the applicable calendar year in which it accrued. It is the intention of the Maker and the Payee to conform strictly to applicable usury laws. It is therefore agreed that (i) the aggregate of all interest and other charges constituting interest under applicable law and contracted for, chargeable or receivable under this Note or otherwise in connection with this loan transaction, shall never exceed the maximum amount of interest, nor produce a rate in excess of the maximum contract rate of interest the Payee may charge the Maker under applicable law and in regard to which the Maker may not successfully assert the claim or defense of usury, and (ii) if any excess interest is provided for, it shall be deemed a mistake and the same shall be refunded to the Maker or credited on the unpaid principal balance hereof and this Note shall be automatically deemed reformed so as to permit only the collection of the maximum legal contract rate and amount of interest.

     This Note may be prepaid in whole or in part at any time without premium or penalty by the Maker. Prepayments shall be applied to installments of principal in the inverse order of maturity so that they will pay the last maturing principal installments first, and these payments will not reduce the amount or time of payment of the remaining installments.

     Except as provided herein, the Maker and each surety, endorser, and guarantor waives all demands for payment, presentations for payment, notices of intention to accelerate maturity, notices of acceleration of maturity, protests, notices of protest, grace, and diligence in the collection of this Note, and in filing suit hereon, and agrees that its liability for the payment hereof shall not be affected or impaired by any release or change in the security or by any extension or extensions of time of payment.

     Any check, draft, money order or other instrument given in payment of all or any portion of this Note may be accepted by the Payee or any other holder hereof and handled in collection in the customary manner, but the same shall not constitute payment hereunder or diminish any rights of the Payee or any other holder hereof, except to the extent that actual cash proceeds of such instrument are unconditionally received by the Payee or any other holder hereof and applied to the indebtedness as herein provided.

     In the event of default in the payment of this Note or under any instrument executed in connection with this Note, the Maker agrees to pay on demand all costs incurred by the Payee (i) in the collection of any sums, including, but not limited to, principal, interest, expenses, and reimbursements due and payable on this Note, and (ii) in the enforcement of the other terms and provisions of this Note or any instrument securing payment of this Note, whether such collection or enforcement be accomplished by suit or otherwise, including the Payee's reasonable attorney's fees.

     It is agreed that time is of the essence of this Note, and upon the failure of the Maker to cure an event of default within 30 days after receipt of notice from the Payee or other holder of such failure, the Payee may declare the whole sum of the principal of this Note remaining at the time unpaid, together with the accrued interest, charges, and, to the extent permitted under applicable law, costs and reasonable attorney's fees incurred by the Payee in collecting or enforcing the payment thereof, immediately due and payable without further notice, and failure to exercise said option shall not constitute a waiver on the part of the Payee of the right to exercise the same at any other time.

     Any check, draft, money order or other instrument given in payment of all or any portion of this Note may be accepted by the Payee or any other holder hereof and handled in collection in the customary manner, but the same shall not constitute payment hereunder or diminish any rights of the Payee or any other holder hereof, except to the extent that actual cash proceeds of such instrument are unconditionally received by the Payee or any other holder hereof and applied to the indebtedness as herein provided.

     This Note is expressly subject to and governed by all of the terms and conditions contained in that certain Stock Purchase Agreement dated June 27, 2005 (the "Stock Purchase Agreement") by and between Robert C. Simpson, or ZANN Corp., as his nominee, and the Payee, the controlling stockholders of Sartam Industries, Inc., a Florida corporation ("Sartam"), that certain Escrow Agreement dated of even date herewith by and between the Maker and the Payee and Burgess, Harrell, Mancuso, Olson & Colton, P.A., and the Consulting Agreements described in the Stock Purchase Agreement. In addition, the payment of this
Note is secured by and subject to that certain Stock Pledge Agreement of even date herewith (the "Stock Pledge Agreement") by and between the Maker and the Payee covering 1,795,250 shares of the issued and outstanding common stock, par value $0.01 per share, and 164,601 shares of the issued and outstanding convertible preferred stock, second series, par value $0.01 per share, in Sartam (collectively, the "Sartam Stock").

     Notwithstanding anything herein contained to the contrary, in the event that Robert C. Simpson assigns to ZANN Corp., a Nevada corporation, as provided in the Stock Purchase Agreement, all of his right, title, and interest in and to the Sartam Stock, Robert C. Simpson shall be relieved of any and all liability with respect to this Note, the Stock Purchase Agreement, the Stock Pledge
Agreement, the Escrow Agreement, the Consulting Agreements, or any other instrument or obligation in connection therewith. Any such assignment shall provide that ZANN Corp. shall be fully substituted for Robert C. Simpson with respect to this Note, the Stock Purchase Agreement, the Stock Pledge Agreement, the Escrow Agreement, the Consulting Agreements, or any other instrument or obligation in connection therewith.

     In the event of any conflict between the terms of this Note, the Stock Purchase Agreement, the Stock Pledge Agreement, the Escrow Agreement, the Consulting Agreements, the terms of the Stock Purchase Agreement shall control.

     This Note shall be governed by and construed in accordance with the laws of the State of Florida and applicable federal law.




                                        ----------------------------------------
                                        ROBERT C. SIMPSON

                                  ATTACHMENT B
                             STOCK PLEDGE AGREEMENT


     THIS AGREEMENT is made this 27th day of June, 2005, by and between CHARLES DUKE and JONATHON DEREK SELTZER (collectively, the "Secured Party") and ROBERT
C.  SIMPSON  or ZANN CORP., a Nevada corporation, as his nominee (the "Debtor").

     WHEREAS, the Secured Party, pursuant to that certain Stock Purchase Agreement dated June 27, 2005 (the "Stock Purchase Agreement") has sold to the Debtor 1,795,250 shares of the issued and outstanding common stock, par value $0.01 per share, and 164,601 shares of the issued and outstanding convertible preferred stock, second series, par value $0.01 per share (collectively, the "Sartam Stock"), in SARTAM INDUSTRIES, INC., a Florida corporation (the "Company"); and

     WHEREAS, pursuant to the Stock Purchase Agreement, the Debtor has executed and delivered to the Secured Party that one certain promissory note of even date herewith executed by the Debtor in the original principal amount of $4,200,000 payable to the order of the Secured Party (the "Note"); and

     WHEREAS, pursuant to the Stock Purchase Agreement, the Debtor and the Secured Party have executed that certain Escrow Agreement with Burgess, Harrell, Mancuso, Olson & Colton, P.A. (the "Escrow Agreement"); and

     WHEREAS, pursuant to the Stock Purchase Agreement, ZANN Corp., a Nevada corporation, and the Secured Party have executed Consulting Agreements (the "Consulting Agreements"); and

     WHEREAS, all capitalized terms herein shall have the same meanings as defined in the Stock Purchase Agreement, unless otherwise defined herein;

     NOW, THEREFORE, in consideration of the foregoing and the following mutual covenants and agreements, the parties hereto do hereby agree as follows:

     1.     Security  Interest.  The Debtor hereby grants to the Secured Party a
            ------------------
security interest and agrees and acknowledges that the Secured Party has and shall continue to have a security interest in the Sartam Stock acquired by the Debtor from the Secured Party pursuant to the Stock Purchase Agreement, together with all monies, income, proceeds, substitutions, replacements, and benefits attributable or accruing to said property, including, but not limited to, all stock rights, rights to subscribe, liquidating dividends, stock dividends, dividends paid in stock, new securities or other properties or benefits for which the Debtor is or may hereafter become entitled to receive on account of said property, and in the event that the Debtor shall receive any of such, the Debtor shall hold same as trustee for the Secured Party and will immediately deliver same to the Secured Party to be held hereunder in the same manner as the properties specifically described above are held hereunder. All property of all kinds in which the Secured Party is herein granted a security interest, including, but not limited to, the Sartam Stock, shall hereinafter be referred to as the "Collateral."

     The Debtor agrees to execute such stock powers, endorse such instruments, or execute such additional pledge agreements or other documents as may be required by the Secured Party in order to effectively grant to the Secured Party the security interest in the Collateral. The security interest granted hereby is to secure the payment of any and all indebtedness and liabilities whatsoever of the Debtor to the Secured Party whether direct or whether now existing or hereafter arising, and howsoever evidenced or acquired, and whether joint or several, including, but not limited to, the Stock Purchase Agreement, the Note, the Escrow Agreement, and the Consulting Agreements, and all costs incurred by the Secured Party to enforce this Agreement or any of the above described agreements and instruments, including but not limited to attorney's fees and expenses (all of such obligations, indebtedness and liabilities being hereinafter collectively referred to as the "Obligations").

     2.     Warranties  and Covenants of the Debtor.  The Debtor, for so long as
            ---------------------------------------
he has any duty with respect to the Obligations, hereby warrants and covenants as follows:

          (a) The security interest granted hereby will attach to the Collateral on the date hereof.

          (b) Except for the security interest granted hereby and for taxes not yet due and for restrictions imposed by applicable securities laws, the Debtor is the owner of the Collateral free of any adverse claim, security interest or encumbrance, and the Debtor will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein.

          (c) The Debtor authorizes the Secured Party to file, in the office of the Secretary of State of Florida, a financing statement signed only by the Secured Party covering the Collateral, and at the request of the Secured Party, the Debtor will join the Secured Party in executing one or more financing statements pursuant to the Uniform Commercial Code in effect in the State of Florida on the date hereof in a form satisfactory to the Secured Party, and the Secured Party will pay the cost of filing the same, or filing or recording the financing statements in all public offices wherever filing or recording is deemed by the Secured Party to be necessary or desirable. It being further stipulated in this regard that the Secured Party may also at any time or times sign a counterpart of this Agreement signed by the Debtor and file same as a financing statement if the Secured Party shall elect to do so.

          (d) The Debtor will not sell or offer to sell or otherwise transfer or encumber the Collateral or any interest therein.

          (e) The Debtor will keep the Collateral free from any adverse lien, security interest, or encumbrance, except the security interest granted hereby and for taxes not yet due.

          (f) The Debtor will pay to the Secured Party all costs and expenses, including reasonable attorney's fees, incurred or paid by the Secured Party in exercising or protecting its interests, rights and remedies under this Agreement in the event of default by the Debtor hereunder or under the Stock Purchase Agreement or the Obligations.

          (g) The Debtor will pay all expenses incurred by the Secured Party in preserving, defending, and enforcing this security interest in the Collateral and in collecting or enforcing the Obligations. Expenses for which the Debtor is liable include, but are not limited to, taxes, assessments, reasonable attorney's fees, and other legal expenses. These expenses will bear interest from the dates of payment at the highest rate stated in the Obligations, and the Debtor will pay the Secured Party this interest on demand at a time and place reasonably specified by the Secured Party. These expenses and interest will be part of the Obligations and will be recoverable as such in all respects.

          (h) The Debtor will immediately notify the Secured Party of any change in the Debtor's name, address, or location, change in any matter warranted or represented in this Agreement, change that may affect this security interest, and any Event of Default.

          (i) The Debtor appoints the Secured Party as the Debtor's attorney-in-fact, effective if an Event of Default as hereinafter defined is not cured within 30 days after receipt by the Debtor from the Secured Party of notice thereof, to do any act that the Debtor is obligated to do by this Agreement, to exercise all rights of the Debtor in the Collateral, to make all collections, to execute any papers and instruments, and to do all other things necessary to preserve and protect the Collateral and to make collections and to protect the Secured Party's security interest in the Collateral.

          (j) If during the term of this pledge, any subscription, option, warrant or other right is issued in connection with the Collateral, or any dividend, distribution, split, reclassification, readjustment or other change is declared or made in the capital structure or ownership interests of the Company, all such rights and all new shares, securities, interests or other rights issued pursuant thereto shall be held by the Secured Party under the terms hereof in the same manner as the Collateral originally pledged hereunder and the Debtor shall not exercise any such rights.

          (k) During the term of this pledge, the Debtor shall prevent (i) any issuance of capital stock by the Company that would dilute the ownership interest in the Company represented by the Collateral; (ii) any dividend, distribution or other payment from the Collateral by the Company; (iii) any amendment or modification to the Company's articles of incorporation, bylaws and other governing documents that could adversely affect the value of the Collateral; (iv) any merger, reorganization, consolidation, recapitalization, substantial asset sale, liquidation, extraordinary action, filing of insolvency or bankruptcy proceedings, or similar corporate action not in the ordinary course of business by the Company; (v) any agreement or arrangement regarding compensation, remuneration, employee, fringe or other benefits, expense reimbursement, or any transfer of value, with an officer, director, or shareholder of the Company, or any relative of any of the foregoing, or any person, business or entity affiliated with any of the foregoing, other than on terms and conditions that are intrinsically fair and reasonable and substantially similar to those that would be available on an arms-length basis with third parties and which are terminable with not more than 30 days notice by the Company; (vi) any lease, license, sale or other agreement relating to any Company patent, trademark, copyright, know-how, technology, intellectual property, or other proprietary right, without the prior written consent of the Secured Party; and (vii) any action which is likely to cause the value of the Collateral to materially decline.

     3.     General Covenants.  The security interest granted hereby shall in no
            -----------------
way be affected by any indulgence or indulgences, extension or extensions, change or changes in the form, evidence, maturity, rate of interest or otherwise of the Obligations, or by want of presentment, notice, protest, suit, or indulgence upon the Obligations, or shall any release of any security for any of the parties liable for the payment of the Obligations in any manner affect or impair this Agreement, and same shall continue in full force and effect in accordance with their terms until the Obligations have been fully paid.

     Any and all securities and other properties of the Debtor heretofore, now or hereafter delivered to the Secured Party, or in the Secured Party's possession, shall also secure the Obligations and shall be held and construed to be a part of the Collateral hereunder to the same extent as fully described herein.

     4.     Events  of  Default.  The  Debtor  shall  be  in  default under this
            -------------------
Agreement upon the happening of any of the following events or conditions (hereinafter severally referred to as an "Event of Default" and collectively referred to as the "Events of Default"):

          (a) Default by the Debtor with respect to any of the Obligations which is not cured within 30 days.

          (b) The levy of any attachment, execution or other process against the Debtor, the Company, or any of the Collateral that is not stayed or dismissed within 30 days.

          (c) Dissolution, termination of existence, insolvency or business failure of the Debtor, the Company, or any endorser, guarantor or surety of the Obligations, or commission of the act of bankruptcy by, or the appointment of a receiver or other legal representative for any part of the property of, assignment for the benefit of creditors by, or commencement of any proceedings under any bankruptcy or insolvency law by or against, the Debtor, the Company or any endorser, guarantor, or surety for the Obligations that are not stayed or dismissed within 30 days of filing.

          (d) Default in the performance of any covenant or agreement of the Debtor or the Company to the Secured Party, whether under this Agreement or the Note, or any other instrument executed in connection with said agreements or otherwise.

          (e) The occurrence of any event which under the terms of any evidence of indebtedness, indenture, loan agreement, security agreement, or similar instrument permits the acceleration of maturity of any indebtedness of the Company or the Debtor to the Secured Party, or to persons other than the Secured Party, or the Secured Party receives notification that another person has or expects to acquire a security interest in the Collateral or any part thereof.

          (f) If any warranty, covenant, or representation made to the Secured Party by or on behalf of the Debtor or the Company proves to have been false in any material respect when made.

          (g)     If  any  lien  attaches  to  any  of  the  Collateral.

     5.     Remedies.  Upon  the failure of the Debtor or the Company to cure an
            --------
Event of Default within 30 days after receipt of notice from the Secured Party of such Event of Default and at any time thereafter, at the option of the holder thereof, any or all of the Obligations shall become immediately due and payable without presentment or demand or any further notice to the Debtor, the Company, or any other person obligated thereon, and the Secured Party shall have and may exercise with reference to the Collateral any and all of the rights and remedies of a secured party under the Uniform Commercial Code as adopted in the State of Florida, and as otherwise granted herein or under any other agreement executed by the Debtor, including, without limitation, the right and power to sell at public or private sale or sales, or otherwise dispose of or utilize the Collateral and any part or parts thereof in any manner authorized or permitted under this Agreement or under the Uniform Commercial Code as adopted in the State of Florida after default by the Debtor or the Company and to apply the proceeds thereof toward the payment of any costs and expenses and attorney's fees thereby incurred by the Secured Party and toward payment of the Obligations, in such order or manner as the Secured Party may elect, including, without limiting the foregoing:

          (a) The Secured Party is hereby granted the right, at his option, upon the occurrence of an Event of Default hereunder, to transfer at any time to himself or to his nominee securities or other property hereby pledged, or any part thereof, and to continue to exercise or thereafter exercise all voting rights with respect to such security so transferred and to receive the proceeds, payments, monies, income or benefits attributable or accruing thereto and to hold the same as security for the Obligations hereby secured or at the Secured Party's election, to apply such amounts to the Obligations, whether or not then due, in such order as the Secured Party may elect, or, the Secured Party may, at his option, without transferring such securities or properties to his nominee, exercise all voting rights with respect to the securities pledged hereunder and vote all or any part of such securities at any regular or special meeting of the stockholders of the Company, and the Debtor does hereby name, constitute and appoint as a proxy of the Debtor the Secured Party, in the Debtor's name, place and stead to vote any and all such securities, as said proxy may elect for and in the name, place and stead of the Debtor, such proxy to be irrevocable and deemed coupled with an interest.

          (b) Sell, lease, or otherwise dispose of any of the Collateral in accordance with the rights, remedies, and duties of a secured party under Chapters 2 and 9 of the Florida Uniform Commercial Code after giving notice as required by those chapters; unless the Collateral threatens to decline speedily in value, is perishable, or would typically be sold on a recognized market. The Secured Party will give the Debtor reasonable notice of any public sale of the Collateral or of a time after which it may be otherwise disposed of without further notice of the Debtor. In such event, notice will be deemed reasonable if it is mailed, postage prepaid, to the Debtor at the address specified in this Agreement at least 30 days before any public sale or 30 days before the time when the Collateral may be otherwise disposed of without further notice to the Debtor.

          (c) Apply any proceeds from disposition of the Collateral after default in the manner specified in Chapter 9 of the Florida Uniform Commercial Code, including payment of the Secured Party's reasonable attorney's fees and court expenses.

          (d) If, after disposition of the Collateral, the Obligations remain unsatisfied, collect the deficiency from the Debtor.

          (e) Retain all payments to date under the Stock Purchase Agreement and cause the transfer of the Collateral into the name of Secured Party as liquidated damages under the Note, and bring an action against Debtor in its name or in the name of Company to the extent of any damage or loss in value to the Collateral caused by the Debtor.

     6.     Voting  Rights.  So  long  as  no  Event of Default has occurred and
            --------------
remains uncured and disregarding cure or grace periods under the Stock Purchase Agreement or the Obligations, or hereunder, the Debtor shall have the right to vote all of the Debtor's shares of the Sartam Stock or items of the Collateral subject to this Agreement, and the Secured Party shall on demand execute and deliver an effective proxy or proxies in favor of the Debtor, whenever demand is made upon the Secured Party for such proxy or proxies by the Debtor. In the event of an Event of Default which remains uncured disregarding cure or grace periods under the Stock Purchase Agreement, the Obligations or hereunder, the Secured Party shall have the right to vote all shares of the Sartam Stock or items of the Collateral, and the Debtor hereby grants the Secured Party an irrevocable proxy coupled with an interest to so vote the Collateral.

     7.     Payment of the Obligations.  Simultaneously with the payment in full
            --------------------------
of the Obligations, or the Obligations are otherwise deemed to have been paid in full pursuant to the terms of the Stock Purchase Agreement and the Obligations, the Secured Party shall execute and file at its own expense any and all instruments necessary to terminate the security interest in the Collateral created by this Agreement and also execute any and all other instruments deemed reasonably necessary by the Debtor to vest in the Debtor title in the Sartam Stock and any other item constituting the Collateral, free from any claim by the Secured Party.

     8.     No  Usury.  It is the intention of the parties hereto to comply with
            ---------
the usury laws of the State of Florida. Accordingly, it is agreed that notwithstanding any provision to the contrary in this Agreement or in any of the documents evidencing the Obligations or otherwise relating thereto, no such provision shall require the payment or permit the collection of interest in excess of the maximum permitted by law. If any excess of interest in such respect is provided for, or shall be adjudicated to be so provided for, in this Agreement, or any of the documents evidencing the Obligations or otherwise relating thereto, then in such event:

          (a)     The  provisions  of  this  paragraph shall govern and control;

          (b) Neither the Debtor, the Company nor their successors or assigns, or any other party liable for the payment of the Obligations, shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount permitted by law;

          (c) Any such excess interest which may have been collected shall be, at the option of the holder of the instrument evidencing the Obligations, either applied as a credit against the unpaid principal amount thereof or refunded to the maker thereof; and

          (d) The effective rate of interest shall be automatically subject to reduction to the maximum lawful contract rate allowed under the usury laws of the State of Florida as now or hereafter construed by any court of competent jurisdiction.

     9.     Assignment.  Notwithstanding  anything  herein  contained  to  the
            ----------
contrary, if the Debtor is not in default hereunder or under the Stock Purchase Agreement or the Obligations, the Debtor may assign to ZANN Corp., a Nevada corporation, all of his right, title, and interest in and to the Sartam Stock. In the event of any such assignment, the Debtor shall be relieved of any and all liability with respect to this Agreement, the Stock Purchase Agreement, the Obligations, or any other instrument or obligation in connection therewith. Any such assignment shall provide that ZANN Corp. shall be fully substituted for the Debtor with respect to this Agreement, the Stock Purchase Agreement, the Obligations, or any other instrument or obligation in connection therewith.

     10.     Mediation and Arbitration.  All disputes arising or related to this
             -------------------------
Agreement must exclusively be resolved first by mediation with a mediator selected by the parties, with such mediation to be held in Sarasota, Florida. If such mediation fails, then any such dispute shall be resolved by binding arbitration under the Commercial Arbitration Rules of the American Arbitration Association in effect at the time the arbitration proceeding commences, except that (a) Florida law and the Federal Arbitration Act must govern construction and effect, (b) the locale of any arbitration must be in Sarasota, Florida, and
(c) the arbitrator must with the award provide written findings of fact and conclusions of law. Any party may seek from a court of competent jurisdiction any provisional remedy that may be necessary to protect its rights or assets pending the selection of the arbitrator or the arbitrator's determination of the merits of the controversy. The exercise of such arbitration rights by any party will not preclude the exercise of any self-help remedies (including without limitation, setoff rights) or the exercise of any non-judicial foreclosure rights. An arbitration award may be entered in any court having jurisdiction.

     11.     Attorney's  Fees.  In the event that it should become necessary for
             ----------------
any party entitled hereunder to bring suit against the other party to this Agreement for enforcement of this Agreement, the parties hereby covenant and agree that the party who is found to be the prevailing party in such suit shall also be entitled to recover all of its reasonable attorney's fees and costs of court incurred to bring suit from the other party.

     12.     Benefit.  All  the  terms and provisions of this Agreement shall be
             -------
binding upon and inure to the benefit of and be enforceable by the parties hereto, and their respective heirs, executors, administrators, personal representatives, successors and permitted assigns.

     13.     Notices.  All  notices, requests, demands, and other communications
             -------
hereunder shall be in writing and delivered personally or sent by registered or certified United States mail, return receipt requested with postage prepaid, or by telecopy or e-mail, if to the Debtor, addressed to Dr. Robert C. Simpson at 1549 North Leroy Street, Suite D-200, Fenton, Michigan 48430, telecopier (810) 629-9062, and e-mail bob@zanncorp.com, with a copy to Norman T. Reynolds, Esq. at 815 Walker Street, Suite 1250, Houston, Texas 77002, telecopier (713) 237-3202, and e-mail nreynolds@gpm-law.com; and if to the Secured Party, addressed to Mr. Charles Duke at 4127 South Tamiami Trail, Venice, Florida 34293, telecopier (941) 493-8493, and e-mail cjsjduke@comcast.net, and Mr. Jonathon Derek Seltzer at 3889 Stone Lakes Drive, Kennesaw, Georgia 30152, and e-mail jdseltzer@aol.com, with a copy to Donald J. Harrell, Esq. at 1776 Ringling Boulevard, Sarasota, Florida 34236, telecopier (941) 366-0189, and e-mail dharrell@burgessharrell.com. Any party hereto may change its address upon 10 days' written notice to any other party hereto.

     14.     Construction.  Words  of any gender used in this Agreement shall be
             ------------
held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise. In addition, the pronouns used in this Agreement shall be understood and construed to apply whether the party referred to is an individual, partnership, joint venture, corporation or an individual or individuals doing business under a firm or trade name, and the masculine, feminine and neuter pronouns shall each include the other and may be used interchangeably with the same meaning.

     15.     Waiver.  No  course  of  dealing on the part of any party hereto or
             ------
its agents, or any failure or delay by any such party with respect to exercising any right, power or privilege of such party under this Agreement or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

     16.     Cumulative Rights.  The rights and remedies of any party under this
             -----------------
Agreement and the instruments executed or to be executed in connection herewith, or any of them, shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

     17.     Invalidity.  In  the  event  any  one  or  more  of  the provisions
             ----------
contained in this Agreement or in any instrument referred to herein or executed in connection herewith shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect the other provisions of this Agreement or any such other instrument.

     18.     Time  of  the  Essence.  Time  is of the essence of this Agreement.
             ----------------------

     19.     Perfection  of  Title.  The  parties hereto shall do all other acts
             ---------------------
and things that may be reasonably necessary or proper, fully or more fully, to evidence, complete or perfect this Agreement, and to carry out the intent of this Agreement.

     20.     Headings.  The  headings used in this Agreement are for convenience
             --------
and reference only and in no way define, limit, simplify or describe the scope or intent of this Agreement, and in no way effect or constitute a part of this Agreement.

     21.     Excusable  Delay.  None of the parties hereto shall be obligated to
             ----------------
perform and none shall be deemed to be in default hereunder, if the performance of a non-monetary obligation is prevented by the occurrence of any of the following, other than as the result of the financial inability of the party obligated to perform: acts of God, strikes, lock-outs, other material industrial disturbances, acts of a public enemy, terrorists, wars or war-like action (whether actual, impending or expected and whether de jure or de facto), arrest or other restraint of governmental (civil or military) blockades, insurrections, riots, epidemics, landslides, lightning, earthquakes, fires, hurricanes, storms, floods, washouts, sink holes, civil disturbances, explosions, breakage or accident to equipment or machinery, confiscation or seizure by any government of public authority, nuclear reaction or radiation, radioactive contamination or other similar causes, whether of the kind herein enumerated, or otherwise, that are not reasonably within the control of the party claiming the right to delay performance on account of such occurrence.

     22.     Incorporation by Reference.  The agreements referred to or included
             --------------------------
herein constitute integral parts to this Agreement and are incorporated into this Agreement by this reference.

     23.     Multiple  Counterparts.  This  Agreement  may be executed in one or
             ----------------------
more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

     24.     Controlling  Agreement.  In  the  event of any conflict between the
             ----------------------
terms  of  this  Agreement,  the  Note,  the  Escrow  Agreement,  the Consulting
Agreements, or the Stock Purchase Agreement, the terms of the Stock Purchase Agreement shall control. Provided, however, the time for curing a default with respect to the Note as specified in the Note shall control over the terms of this Agreement.

     25.     Law  Governing;  Jurisdiction.  This Agreement shall be governed by
             -----------------------------
and construed in accordance with the laws of the State of Florida, without regard to any conflicts of laws provisions thereof. Each party hereby irrevocably submits to the personal jurisdiction of the United States District Court for the Middle District of Florida, as well as of the Courts of the State of Florida in Sarasota County, Florida, exclusively over any suit, action or proceeding arising out of or relating to this Agreement. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such mediation, arbitration, suit, action or proceeding brought in any such county and any claim that any such mediation, arbitration, suit, action or proceeding brought in such county has been brought in an inconvenient forum.

     26.     Entire  Agreement.  This  instrument  and  the  attachments  hereto
             -----------------
contain the entire understanding of the parties and may not be changed orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, modification, extension, or discharge is sought.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date first written above.


                                        THE SECURED PARTY:



                                        ----------------------------------------
                                        CHARLES DUKE



                                        ----------------------------------------
                                        JONATHON DEREK SELTZER


                                        THE DEBTOR:



                                        ----------------------------------------
                                        ROBERT C. SIMPSON

                                  ATTACHMENT C
                                ESCROW AGREEMENT


     THIS ESCROW AGREEMENT is made and entered into on June 27, 2005 by and between ROBERT C. SIMPSON, or ZANN Corp., a Nevada corporation, as his nominee (the "Purchaser") and CHARLES DUKE and JONATHON DEREK SELTZER (collectively, the "Sellers"), the controlling stockholders of SARTAM INDUSTRIES, INC., a Florida corporation ("Sartam") and BURGESS, HARRELL, MANCUSO, OLSON & COLTON, P.A. (the "Escrow Agent").

     WHEREAS, the Purchaser and the Sellers have executed that certain Stock Purchase Agreement (the "Stock Purchase Agreement") with respect to the purchase of 1,795,250 shares of the issued and outstanding common stock, par value $0.01 per share, and 164,601 shares of the issued and outstanding convertible preferred stock, second series, par value $0.01 per share (collectively, the "Sartam Stock") of SARTAM INDUSTRIES, INC., a Florida corporation ("Sartam"), to which Stock Purchase Agreement reference is hereby made; and

     WHEREAS, all capitalized terms herein shall have the same meanings as defined in the Stock Purchase Agreement, unless otherwise defined herein; and

     WHEREAS, the Purchaser has delivered into escrow with the Escrow Agent the 1,795,250 common shares and 164,601 preferred shares of the Sartam Stock (the "Escrowed Shares"); and

     WHEREAS, the Escrowed Shares have been accompanied by stock powers duly executed by the Purchaser in favor of the Sellers, which will be utilized to transfer the Escrowed Shares to the Sellers in the event of a default under the Stock Purchase Agreement or the Other Agreements;

     NOW, THEREFORE, in consideration of the foregoing and the following mutual covenants and agreements, the parties hereto do agree as follows:

     1.     Transfer  into Escrow by the Purchaser.  The Purchaser has delivered
            --------------------------------------
into escrow with the Escrow Agent, the receipt of which is hereby acknowledged by the Escrow Agent, the Escrowed Shares.

     2.     Release  of  the Escrowed Shares.  Upon the complete satisfaction of
            --------------------------------
the Stock Purchase Agreement and the Other Agreements, the Escrow Agent shall deliver the Escrowed Shares to the Purchaser.

     3.     Duty  of the Escrow Agent.  The sole duty of the Escrow Agent, other
            -------------------------
than as hereinafter specified, shall be to receive the Escrowed Shares and hold them subject to release, in accordance with this Agreement, the Stock Purchase Agreement, and the Other Agreements.

     4.     Liability  of  the  Escrow  Agent.  The  duties  of the Escrow Agent
            ---------------------------------
hereunder will be limited to observance of the express provisions of this Agreement. Furthermore, the Escrow Agent is not expected or required to be familiar with the provisions of any other writing, understanding or agreement, and shall not be charged with any responsibility or liability in connection with the observance or non-observance of the provisions of such other writing, understanding or agreement, and no implied covenant of any type whatsoever shall be read into this Agreement.

     The further provisions shall govern the Escrow Agent's liabilities hereunder:

          (a) In receiving the Escrowed Shares, the Escrow Agent acts only as a depository and thereby assumes no responsibility, except pursuant to the terms of this Agreement.

          (b) The Escrow Agent may act or refrain from acting in respect of any matter covered by this Agreement in full reliance upon and with the advice of counsel which may be selected by him, and shall be fully protected in so acting or in refraining from acting upon the advice of such counsel. Furthermore, the Escrow Agent may rely and shall be protected in acting upon any writing that may be submitted to him in connection with his duties hereunder without determining the genuineness, authenticity or due authority from any such writing or the person signing same and shall have no liability or responsibility with respect to the form, content or validity thereof.

          (c) The Escrow Agent shall have no responsibility or liability for any act or omission on his part, notwithstanding any demand or notice to the contrary by the Sellers or the Purchaser, or any other person or entity, all subject to the sole limitation that the Escrow Agent exercises his best judgment. Except as herein expressly provided, none of the provisions of this Agreement shall require the Escrow Agent to expend or risk his own funds or otherwise incur financial liability or expense in the performance of any of his duties hereunder.

          (d) The Escrow Agent is hereby authorized to comply with and obey all orders, judgments, decrees or writs entered or issued by any court, and in the event the Escrow Agent obeys or complies with any such order, judgment, decree or writ, in whole or in part, he shall not be liable to the Sellers, the Purchaser, or any other person or entity, by reason or such compliance, notwithstanding that it shall be determined that any such order, judgment, decree or writ be entered without jurisdiction or be invalid for any reason or be subsequently reversed, modified, annulled, satisfied or vacated.

          (e) The Escrow Agent shall not be required to institute or defend any action or legal process involving any matter referred to herein which in any manner affects his duties or liabilities hereunder to take any other action with reference to the Escrowed Shares not specifically agreed to herein, and the Escrow Agent shall not be responsible for any act or failure to act on his part except in the case of his own fraud or gross negligence.

          (f) Should any controversy arise between the Escrow Agent, the Sellers, the Purchaser, or between any other person or entity with respect to this Agreement, or with respect to the ownership of or the right to receive the Escrowed Shares, the Escrow Agent shall have the right to institute a plea of interpleader in any court of competent jurisdiction to determine the rights of the parties. Should a plea of interpleader be instituted, or should the Escrow Agent become involved in litigation in any manner whatsoever connected with or pertaining to this Agreement, the Stock Purchase Agreement, the Other Agreements, or the Escrowed Shares, the Sellers and the Purchaser hereby agree to pay the Escrow Agent, on demand, in addition to any charge made hereunder for acting as escrow agent, reasonable attorneys' fees incurred by the Escrow Agent, and any other disbursements, expenses, losses, costs, and damages in connection with or resulting from such litigation.

     5.     Indemnification.  The  Sellers  and  the  Purchaser  hereby agree to
            ---------------
indemnify and hold the Escrow Agent harmless from and against any and all claims, loses, liabilities, costs, damages, fees, charges, and expenses (including attorneys' fees) which the Escrow Agent may incur or sustain by reason of his acting as the Escrow Agent under this Agreement, unless same shall result from the fraud or gross negligence of the Escrow Agent. This shall include customary fees and costs which the Escrow Agent charges as an attorney. The parties waive the Escrow Agent's conflict in acting hereunder and representing the Sellers.

     6.     Death, Incapacity, or Resignation of the Escrow Agent.  In the event
            -----------------------------------------------------
of the death, incapacity, or resignation of the Escrow Agent, the Sellers and the Purchaser shall appoint a successor Escrow Agent within 10 days following such death, incapacity, or resignation. If the Sellers and the Purchaser shall fail to appoint a successor Escrow Agent within such 10 day period, the Sellers or the Escrow Agent may thereupon deposit the Escrowed Shares and stock powers into the registry of a court of competent jurisdiction, and seek to have a successor Escrow Agent appointed by such court. Any substitute Escrow Agent appointed hereunder shall possess and exercise all powers and authority herein conferred on the original Escrow Agent, unless the court otherwise decrees in the order of appointment. Further, any successor Escrow Agent shall receive such compensation as such court may determine. The parties hereto intend that a substitute Escrow Agent will be appointed to fulfill the duties of the Escrow Agent hereunder for the remaining term of this Agreement in the event of the Escrow Agent's death, incapacity, or resignation, and the Sellers will use his best efforts to promptly appoint a substitute Escrow Agent who shall be bound by the terms and provisions of this Agreement.

     7.     Termination  and  Amendment.  This  Agreement shall remain in effect
            ---------------------------
until the Escrowed Shares are delivered in accordance herewith; provided that any escrow agent hereunder who resigns in accordance with the terms hereof shall no longer be bound by this Agreement, but this Agreement shall remain in effect, notwithstanding such resignation, for purposes of determining the rights and duties of the Sellers and any successor escrow agent. No amendment or modification to this Agreement shall be in force or effect unless signed by the parties hereto.

     8.     No Trusteeship.  The Sellers and the Purchaser agree that the Escrow
            --------------
Agent is acting solely as an escrowee hereunder and not as a trustee and that the Escrow Agent has no fiduciary duties, obligations or liabilities under this Agreement.

     9.     Confidentiality.  Except  as  required  by  applicable  law,  legal
            ---------------
process or other legal compulsion, the Escrow Agent shall hold all information relating to the transactions contemplated by this Agreement in strict confidence and under no circumstance shall any of the terms and conditions or the participants involved be disclosed, unless such disclosure is mandated by applicable law.

     10.     Assignment.  Notwithstanding  anything  herein  contained  to  the
             ----------
contrary,  if  the  Purchaser  is  not  in default hereunder, the Stock Purchase
Agreement or the Other Agreements, the Purchaser may assign to ZANN Corp., a Nevada corporation, all of his right, title, and interest in and to the Sartam Stock. In the event of any such assignment, the Purchaser shall be relieved of any and all liability with respect to this Agreement, the Stock Purchase Agreement or the Other Agreements, or any other instrument or obligation in connection therewith. Any such assignment shall provide that ZANN Corp. shall be fully substituted for the Purchaser with respect to this Agreement, the Stock Purchase Agreement or the Other Agreements, or any other instrument or obligation in connection therewith.

     11.     Mediation and Arbitration.  All disputes arising or related to this
             -------------------------
Agreement or the Other Agreements must exclusively be resolved first by mediation with a mediator selected by the parties, with such mediation to be held in Sarasota, Florida. If such mediation fails, then any such dispute shall be resolved by binding arbitration under the Commercial Arbitration Rules of the American Arbitration Association in effect at the time the arbitration proceeding commences, except that (a) Florida law and the Federal Arbitration Act must govern construction and effect, (b) the locale of any arbitration must be in Sarasota, Florida, and (c) the arbitrator must with the award provide written findings of fact and conclusions of law. Any party may seek from a court of competent jurisdiction any provisional remedy that may be necessary to protect its rights or assets pending the selection of the arbitrator or the arbitrator's determination of the merits of the controversy. The exercise of such arbitration rights by any party will not preclude the exercise of any self-help remedies (including without limitation, setoff rights) or the exercise of any non-judicial foreclosure rights. An arbitration award may be entered in any court having jurisdiction.

     12.     Attorneys'  Fees.  In the event that it should become necessary for
             ----------------
any party entitled hereunder to bring suit against any other party for enforcement of this Agreement, the parties hereby covenant and agree that the party who is found to be the prevailing party in such suit shall also be entitled to receive its reasonable attorneys' fees and costs of court from the other parties.

     13.     Benefit.  The  terms  and  provisions  of  this  Agreement shall be
             -------
binding upon, inure to the benefit of and be enforceable by, the parties hereto and their respective successors and permitted assigns.

     14.     Notices.  All  notices, requests, demands, and other communications
             -------
hereunder shall be in writing and delivered personally or sent by registered or certified United States mail, return receipt requested with postage prepaid, or by telecopy or e-mail, if to the Purchaser, addressed to Dr. Robert C. Simpson at 1549 North Leroy Street, Suite D-200, Fenton, Michigan 48430, telecopier
(810) 629-9062, and e-mail bob@zanncorp.com, with a copy to Norman T. Reynolds, Esq. at 815 Walker Street, Suite 1250, Houston, Texas 77002, telecopier (713) 237-3202, and e-mail nreynolds@gpm-law.com; and if to the Sellers, addressed to Mr. Charles Duke at 4127 South Tamiami Trail, Venice, Florida 34293, telecopier
(941) 493-8493, and e-mail cjsjduke@comcast.net, and Mr. Jonathon Derek Seltzer at 3889 Stone Lakes Drive, Kennesaw, Georgia 30152, and e-mail jdseltzer@aol.com, with a copy to Donald J. Harrell, Esq. at 1776 Ringling Boulevard, Sarasota, Florida 34236, telecopier (941) 366-0189, and e-mail dharrell@burgessharrell.com. Any party hereto may change its address upon 10 days' written notice to any other party hereto.

     15.     Construction.  Words  of any gender used in this Agreement shall be
             ------------
held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise. In addition, the pronouns used in this Agreement shall be understood and construed to apply whether the party referred to is an individual, partnership, joint venture, corporation or an individual or individuals doing business under a firm or trade name, and the masculine, feminine and neuter pronouns shall each include the other and may be used interchangeably with the same meaning.

     16.     Waiver.  No  course  of  dealing on the part of any party hereto or
             ------
its agents, or any failure or delay by any such party with respect to exercising any right, power or privilege of such party under this Agreement or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

     17.     Representations,  Warranties  and  Agreements  to  Survive.  All
             ----------------------------------------------------------
indemnity agreements set forth in this Agreement, as well as all representations, warranties, covenants and other agreements set forth in this Agreement shall remain operative and in full force and effect at the termination of this Agreement, and any successor of the parties shall be entitled to the benefit of the respective representations, warranties and agreements made herein.

     18.     Cumulative  Rights.  The  rights  and  remedies  contained  in this
             ------------------
Agreement shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

     19.     Invalidity.  In  the  event  any  one  or  more  of  the provisions
             ----------
contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect the other provisions of this Agreement or any such other instrument.

     20.     Headings.  The  headings used in this Agreement are for convenience
             --------
and reference only and in no way define, limit, amplify or describe the scope or intent of this Agreement, and do not effect or constitute a part of this Agreement.

     21.     Excusable Delay.  The parties shall not be obligated to perform and
             ---------------
shall not be deemed to be in default hereunder, if the performance of a non-monetary obligation required hereunder is prevented by the occurrence of any of the following, other than as the result of the financial inability of the party obligated to perform: acts of God, strikes, lock-outs, other material industrial disturbances, acts of a public enemy, war or war-like action (whether actual, impending or expected and whether de jure or de facto), acts of terrorists, arrest or other restraint of governmental (civil or military), blockades, insurrections, riots, epidemics, landslides, lightning, earthquakes, fires, hurricanes, storms, floods, washouts, sink holes, civil disturbances, explosions, breakage or accident to equipment or machinery, confiscation or seizure by any government of public authority, nuclear reaction or radiation, radioactive contamination or other similar causes, whether of the kind herein enumerated or otherwise, that are not reasonably within the control of the party claiming the right to delay performance on account of such occurrence.

     22.     No Third-Party Beneficiary.  Any agreement to pay an amount and any
             --------------------------
assumption of liability contained in this Agreement, express or implied, shall be only for the benefit of the undersigned parties and their respective successors and assigns (as herein expressly permitted), and such agreements and assumptions shall not inure to the benefit of the obligees or any other party, whomsoever, it being the intention of the parties hereto that no one shall be or be deemed to be a third-party beneficiary of this Agreement.

     23.     Law  Governing;  Jurisdiction.  This Agreement shall be governed by
             -----------------------------
and construed in accordance with the laws of the State of Florida, without regard to any conflicts of laws provisions thereof. Each party hereby irrevocably submits to the personal jurisdiction of the United States District Court for the Middle District of Florida, as well as of the Courts of the State of Florida in Sarasota County, Florida, exclusively over any suit, action or proceeding arising out of or relating to this Agreement. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such mediation, arbitration, suit, action or proceeding brought in any such county and any claim that any such mediation, arbitration, suit, action or proceeding brought in such county has been brought in an inconvenient forum.

     24.     Incorporation  by Reference.  Any agreement referred to or included
             ---------------------------
herein constitutes an integral part to this Agreement and is incorporated into this Agreement by this reference.

     25.     Controlling  Agreement.  In  the  event of any conflict between the
             ----------------------
terms of this Agreement, the Stock Purchase Agreement, or the Other Agreements, the terms of the Stock Purchase Agreement shall control except that the Escrow Agent's duties shall not exceed those specified herein.

     26.     Entire  Agreement.  This  instrument  contains  the  entire
             -----------------
understanding of the parties with respect to the subject matter hereof, and may not be changed orally, but only by an instrument in writing signed by each of the parties hereto.

     27.     Multiple  Counterparts.  This  Agreement  may be executed in one or
             ----------------------
more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.



                                      ------------------------------------------
                                      ROBERT C. SIMPSON



                                      ------------------------------------------
                                      CHARLES DUKE



                                      ------------------------------------------
                                      JONATHON DEREK SELTZER


                                      BURGESS, HARRELL, MANCUSO, OLSON & COLTON,
                                      P.A., a Florida professional association



                                      By
                                        ----------------------------------------
                                        Donald J. Harrell, Vice President

                                  ATTACHMENT D
                                  STOCK POWERS

               Assignment of Stock Separate From Stock Certificate

     The undersigned does hereby assign and transfer to Robert Simpson 280,455 shares of the common stock .01 par value of Sartam Industries, Inc., a Florida corporation (the "Company") standing in my name on the books and records of the Company, represented by Certificate Number(s) 74, 130 and 131, and irrevocably appoint the officers of the Company as my attorney-in-fact for the sole purpose of transferring the shares of such stock on the books and records of the Company. Except as otherwise appearing on the face of the certificate, I represent and warrant that I am the sole and lawful owner of the shares of such stock, and that they are all of the shares of such class that I own in the Company. I bind myself, my heirs, and assigns to warrant and defend forever the title to such shares to the transferee, his successors and assigns against any lawful claims.

Dated: June 26, 2005.
       -------

WITNESS:

/s/ Mark Seltzer                                        /s/ Jacqueline Seltzer
------------------------                                ------------------------
Signature                                               Signature

MARK R. SELTZER                                         JACQUELINE SELTZER
Printed Name                                            Printed Name

8310 Trentwood Ct.                                      8310 Trentwood Ct.
------------------------                                ------------------------
Street Address                                          Street Address

Fort Myers, FL. 33912                                   Fort Myers, FL 33912
------------------------                                ------------------------
City, State and Zip Code                                City, State and Zip Code

               Assignment of Stock Separate From Stock Certificate

     The undersigned does hereby assign and transfer to Robert Simpson 100,000 shares of the common stock .01 par value of Sartam Industries, Inc., a Florida corporation (the "Company") standing in my name on the books and records of the Company, represented by Certificate Number(s) 44, and irrevocably appoint the officers of the Company as my attorney-in-fact for the sole purpose of transferring the shares of such stock on the books and records of the Company. Except as otherwise appearing on the face of the certificate, I represent and warrant that I am the sole and lawful owner of the shares of such stock, and that they are all of the shares of such class that I own in the Company. I bind myself, my heirs, and assigns to warrant and defend forever the title to such shares to the transferee, his successors and assigns against any lawful claims.

Dated: 6/27/    , 2005.
       ---------

WITNESS:

/s/ Cindy Duke
------------------------                                ------------------------
Signature                                               Signature

CINDY B. DUKE
Printed Name                                            Printed Name

331 Hicks St. Apt. 5
------------------------                                ------------------------
Street Address                                          Street Address

Brooklyn, NY 11201
------------------------                                ------------------------
City, State and Zip Code                                City, State and Zip Code

               Assignment of Stock Separate From Stock Certificate

     The undersigned does hereby assign, and transfer to Robert Simpson 752,541 shares of the common stock .01 par value of Sartam Industries, Inc., a Florida corporation (the "Company") standing in my name on the books and records of the Company, represented by Certificate Number(s)40, 43, 44, 45, 136 and 137, and irrevocably appoint the officers of the Company as my attorney-in-fact for the sole purpose of transferring the shares of such stock on the books and records of the Company. Except as otherwise appearing on the face of the certificate, I represent and warrant that I am the sole and lawful owner of the shares of such stock, and that they are all of the shares of such class that I own in the Company. I bind myself, my heirs, and assigns to warrant and defend forever the title to such shares to the transferee, his successors and assigns against any lawful claims.

Dated: 6/27/    , 2005.
       ---------

WITNESS:

/s/ Charles J. Duke                                     /s/ Sylvia J. Duke
------------------------                                ------------------------
Signature                                               Signature

CHARLES J. DUKE                                         SYLVIA J. DUKE
Printed Name                                            Printed Name

3588 Shamrock Dr.                                       3588 Shamrock Dr.
------------------------                                ------------------------
Street Address                                          Street Address

Venice, FL 34293                                        Venice, FL 34293
------------------------                                ------------------------
City, State and Zip Code                                City, State and Zip Code

               Assignment of Stock Separate From Stock Certificate

     The undersigned does hereby assign and transfer to Robert Simpson 10,000 shares of the preferred stock $1.00 par value of Sartam Industries, Inc., a Florida corporation (the "Company") standing in my name on the books and records of the Company, represented by Certificate Number(s) 290, and irrevocably appoint the officers of the Company as my attorney-in-fact for the sole purpose of transferring the shares of such stock on the books and records of the Company. Except as otherwise appearing on the face of the certificate, I represent and warrant that I am the sole and lawful owner of the shares of such stock, and that they are all of the shares of such class that I own in the Company. I bind myself, my heirs, and assigns to warrant and defend forever the title to such shares to the transferee, his successors and assigns against any lawful claims.

Dated: 6/24/    , 2005.
       ---------

WITNESS:

/s/ Jonathan Seltzer                                    /s/ Linda Seltzer
------------------------                                ------------------------
Signature                                               Signature

JONATHAN R. SELTZER                                     LINDA S. SELTZER
Printed Name                                            Printed Name

illegible                                               illegible
------------------------                                ------------------------
Street Address                                          Street Address

illegible                                               illegible
------------------------                                ------------------------
City, State and Zip Code                                City, State and Zip Code

               Assignment of Stock Separate from Stock Certificate

     The undersigned does hereby assign and transfer to Robert Simpson 129,134 shares of the preferred stock $ 1.00 par value of Sartam Industries, Inc., a Florida corporation (the "Company") standing in my name on the books and records of the Company, represented by Certificate Number(s) 201, 204 and 278, and irrevocably appoint the officers of the Company as my attorney-in-fact for the sole purpose of transferring the shares of such stock on the books and records of the Company. Except as otherwise appearing cm the face of the certificate, I represent and warrant that I am the sole and lawful owner of the shares of such stock, and that they are all of the shares of such class that I own in the Company. I bind myself, my heirs, and assigns to warrant and defend forever the title to such shares to the transferee, his successors and assigns against any lawful claims.

Dated: June 27, 2005.
            --

WITNESS:

/s/ Charles J. Duke                                     /s/ Sylvia J. Duke
------------------------                                ------------------------
Signature                                               Signature

CHARLES J, DUKE                                         SYLVIA J. DUKE
Printed Name                                            Printed Name

3588 Shamrock Dr.                                       3588 Shamrock Dr.
------------------------                                ------------------------
Street Address                                          Street Address

Venice, FL 34293                                        Venice, FL 34293
------------------------                                ------------------------
City, State and Zip Code                                City, State and Zip Code

               Assignment of Stock Separate From Stock Certificate

     The undersigned does hereby assign and transfer to Robert Simpson 50,934 shares of the preferred stock $1.00 par value of Sartam Industries, Inc., a Florida corporation (the "Company") standing in my name on the books and records of the Company, represented by Certificate Number(s) 204 and 309(replacing lost certificate 205), and irrevocably appoint the officers of the Company as my attorney-in-fact for the sole purpose of transferring the Shares of such stock on the books and records of the Company. Except as otherwise appearing on the face of the certificate, I represent and warrant that I am the sole and lawful owner of the shares of such stock, and that they are all of the shares of such class that I own in the Company. I bind myself, my heirs, and assigns to warrant and defend forever the title to such shares to the transferee, his successors and assigns against any lawful claims.

Dated: June 27, 2005
            --

WITNESS:

/s/ Stephen Duke
------------------------                                ------------------------
Signature                                               Signature

STEPHEN L DUKE
Printed Name                                            Printed Name

158 Bengberg St.
------------------------                                ------------------------
Street Address                                          Street Address

Port Charlotte FL 33952
------------------------                                ------------------------
City, State and Zip Code                                City, State and Zip Code

               Assignment of Stock Separate From Stock Certificate

     The undersigned does hereby assign and transfer to Robert Simpson 168,731 shares of the common stock .01 par value of Sartam Industries, Inc., a Florida corporation (the "Company") standing in my name on the books and records of the Company, represented by Certificate Number(s) 43, 134 and 135, and irrevocably appoint the officers of the Company as my attorney-in-fact for the sole purpose of transferring the shares of such stock on the books and records of the Company. Except as otherwise appearing on the face of the certificate, I represent and warrant that I am the sole and lawful owner of the shares of such stock, and that they are all of the shares of such class that I own in the Company. I bind myself, my heirs, and assigns to warrant and defend forever the title to such shares to the transferee, his successors and assigns against any lawful claims.

Dated: 6/27    , 2005.
       --------

WITNESS:

/s/ Evan Duke
------------------------                                ------------------------
Signature                                               Signature

EVAN L DUKE
Printed Name                                            Printed Name

3588 Shamrock Dr.
------------------------                                ------------------------
Street Address                                         Street Address

Venice, FL 34293
------------------------                                ------------------------
City, State and Zip Cods                                City, State and Zip Code

                 Assignment of Stock Separate From Stock Certificate

     The undersigned does hereby assign and transfer to Robert Simpson 693,523 shares of the common stock .01 par value of Sartam Industries, Inc., a Florida corporation (the "Company") standing in my name on the books and records of the Company, represented by Certificate Number(s) 39, 75, 132 and 133, and irrevocably appoint the officers of the Company as my attorney-in-fact for the sole purpose of transferring the shares of such stock on the books and records of the Company. Except as otherwise appearing on the face of the certificate, I represent and warrant that I am the sole and lawful owner of the shares of such stock, and that they are all of the shares of such class that I own in the Company. I bind myself, my heirs, and assigns to warrant and defend forever the title to such shares to the transferee, his successors and assigns against any lawful claims.

Dated: 6/24    , 2005
       --------

WITNESS:

/s/ Jonathan Seltzer                                    /s/ Linda Seltzer
------------------------                                ------------------------
Signature                                               Signature

JONATHAN R. SELTZER                                     LINDA S. SELTZER
Printed Name                                            Printed Name

illegible                                               illegible
------------------------                                ------------------------
Street Address                                          Street Address

illegible                                               illegible
------------------------                                ------------------------
City, State and Zip Code                                City, State and Zip Code

                                  ATTACHMENT E
                              CONSULTING AGREEMENTS


     THIS AGREEMENT is made this 27th day of June, 2005 by and between ZANN CORP., a Nevada corporation (the "Company") and CHARLES DUKE (the "Consultant").

     WHEREAS, pursuant to that certain Stock Purchase Agreement dated June 27, 2005 (the "Stock Purchase Agreement") the Consultant and Jonathon Derek Seltzer have sold to Robert C. Simpson or the Company, as his nominee, 1,795,250 shares of the issued and outstanding common stock, par value $0.01 per share, and 164,601 shares of the issued and outstanding convertible preferred stock, second series, par value $0.01 per share, in SARTAM INDUSTRIES, INC., a Florida corporation (collectively, the "Sartam Stock"); and

     WHEREAS, all capitalized terms herein shall have the same meanings as defined in the Stock Purchase Agreement, unless otherwise defined herein;

     WHEREAS, the Company wishes to obtain the advice, contacts and expert judgment of the Consultant with respect to the conduct of the Company's business; and

     WHEREAS, the Company desires to have the Consultant act as an independent contractor for the purpose of providing such services to the Company; and

     WHEREAS, the Consultant is qualified and willing to provide such services pursuant to the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1.     Services.  The  Company hereby engages and retains the Consultant as
            --------
an independent contractor to provide the services set forth herein. The Consultant hereby agrees to provide all reasonable and necessary services associated with the following: (a) assisting in the development of a comprehensive business plan; (b) assisting in future acquisition strategies; and
(c) any other ancillary services relating to the aforementioned (collectively, the "Services"). The Services shall be performed in Sarasota County, Florida unless agreed otherwise in writing between the parties. The Services shall be performed on a part-time basis, which shall require no more than 50 hours per month.

     2.     Fee.  In  full consideration of the Services provided hereunder, the
            ---
Company agrees to pay the Consultant the sum of $10,000 per month, beginning 30 days following the date hereof to be payable in cash. The $10,000 per month may be paid with common stock of the Company, which common stock will be registered at the Company's expense on Form S-8 promulgated under the Securities Act of 1933, as amended (the "S-8 Stock") having a value of at least $10,000 at the time of issuance. It is understood that the S-8 Stock will be sold by the Consultant and the proceeds thereof will be applied to the payment obligation prescribed herein. If the proceeds from the sale of the S-8 Stock do not equal at least $10,000 per month, the Company will issue additional shares of the S-8 Stock so that the Consultant will receive at least $10,000 each month from the sale of the S-8 Stock. The Consultant agrees that any proceeds from the S-8 Stock will be applied to the $10,000 per month consulting fees. After this Agreement has been fully performed, any overpayment held by the Consultant shall be returned to the Company.

     3.     Representations  and  Warranties  of the Consultant.  The Consultant
            ---------------------------------------------------
hereby agrees to use his best efforts in providing the Services and loyally represent the interests of the Company in accordance with the Company's reasonable requirements and objectives. The Consultant and the Company acknowledge that the Consultant is experienced in providing the Services and will provide the Services with the diligence and care of others in the industry. The Consultant further represents that he has not, and shall not, enter into any agreement during the term of this Agreement which might prevent him from performing his obligations hereunder. With respect to the shares of the S-8 Stock to be issued in payment for the Services rendered hereunder, the Consultant represents and warrants as follows:

          (a)     The  Consultant  is  a  natural  person;

          (b) He has and will provide bona fide services to the Company not related or connected to the resale of the shares of the S-8 Stock;

          (c) The Services are not and will not be in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the Company's securities;

          (d) By prearrangement or otherwise, the Company has not controlled or directed the resale of the shares of the S-8 Stock in the public market;

          (e) The Company or its affiliates will not directly or indirectly receive a percentage of proceeds from any resales of the shares of the S-8 Stock by the Consultant, or

          (f) The proceeds from the resale of any such shares of the S-8 Stock will not be applied to pay expenses of the Company that are not related to any service provided by the Consultant.

     4.     Expenses.  All  expenses,  including travel and lodging, incurred by
            --------
the Consultant in the performance of the Services shall be the sole responsibility of the Consultant, unless otherwise agreed to in writing. During the continuance of this Agreement, the Consultant shall certify as regular and guarantee the Consultant's situation towards all relevant tax authorities, social security administrations and professional organizations, if applicable, as being in conformity with the Consultant's status as an independent contractor.

     5.     Insurance.  The parties agree that the Company shall not be required
            ---------
to carry insurance or in any way insure the activities of the Consultant, its agents, servants or employees, nor shall the Company be liable for any of the acts or omissions of the Consultant, its agents, servants or employees. The Consultant further agrees to indemnify, defend, and hold harmless the Company from any and all claims, penalties, fines, causes of action, liabilities, or threats of such actions which arise out of the Consultant's breach of this Agreement or the Consultant's negligent performance of the Services. This provision shall survive the termination of this Agreement.

     6.     Duration.  This  Agreement shall remain in effect for a period of 14
            --------
months  commencing  on  the  date  hereof.

     7.     Confidentiality.  All  information  relating  to  the  business  and
            ---------------
affairs of the Company shall be treated as Confidential Information, as hereinafter defined, by the Consultant both during and after the term hereof. Except with the prior approval of the Company, the Consultant shall not disclose any of the Confidential Information at any time to any person except authorized personnel of the Company and its affiliated corporations, and the Consultant's counsel. The Consultant further agrees not to use any information made available to or coming into his possession or knowledge in a manner that is adverse to the business of the Company. All data, records and written material prepared or compiled by the Consultant or furnished to the Consultant during the term hereof shall be the sole and exclusive property of the Company, and none of such data, records or written materials, or copies thereof, shall be retained by the Consultant after the term of this Agreement.

     As used herein, the term "Confidential Information" includes, without limitation, information and knowledge pertaining to products, inventions, innovations, designs, ideas, plans, trade secrets, proprietary information, manufacturing, packaging, advertising, distribution and sales methods and systems, sales and profit figures, customer and client lists, and relationships between the Company and its affiliated corporations and dealers, distributors, customers, clients, suppliers and others who have had or will have had business dealings with the Company and its affiliated corporations. The term
"Confidential Information" does not include information which (a) becomes generally available to the public through no wrongful act on the part of the Consultant, (b) can be shown to have been previously available to the Consultant on a non-confidential basis prior to its disclosure to the Consultant by the Company, or its representatives, (c) becomes available to the Consultant on a non-confidential basis from a source other than the Company or its representatives, or (d) is required to be disclosed by order of a court of competent jurisdiction.

     Notwithstanding anything herein contained to contrary, the above described obligation with respect to confidentiality shall survive any termination of the Consultant's engagement hereunder or the termination of this Agreement.

     8.     Mediation  and Arbitration.  All disputes arising or related to this
            --------------------------
Agreement must exclusively be resolved first by mediation with a mediator selected by the parties, with such mediation to be held in Sarasota, Florida. If such mediation fails, then any such dispute shall be resolved by binding arbitration under the Commercial Arbitration Rules of the American Arbitration Association in effect at the time the arbitration proceeding commences, except that (a) Florida law and the Federal Arbitration Act must govern construction and effect, (b) the locale of any arbitration must be in Sarasota, Florida, and
(c) the arbitrator must with the award provide written findings of fact and conclusions of law. Any party may seek from a court of competent jurisdiction any provisional remedy that may be necessary to protect its rights or assets pending the selection of the arbitrator or the arbitrator's determination of the merits of the controversy. The exercise of such arbitration rights by any party will not preclude the exercise of any self-help remedies (including without limitation, setoff rights) or the exercise of any non-judicial foreclosure rights. An arbitration award may be entered in any court having jurisdiction.

     9.     Attorneys'  Fees.  In  the event that it should become necessary for
            ----------------
any party entitled hereunder to bring suit against any other party for enforcement of this Agreement, the parties hereby covenant and agree that the party who is found to be the prevailing party shall also be entitled to recover its reasonable attorneys' fees and costs of court incurred from the other parties.

     10.     Benefit.  The  terms  and  provisions  of  this  Agreement shall be
             -------
binding upon, inure to the benefit of and be enforceable by, the parties hereto and their respective successors and permitted assigns.

     11.     Relationship  of  Parties.  The Consultant is providing services on
             -------------------------
an independent contractor basis. Notwithstanding anything to the contrary herein, this Agreement shall not in any manner be construed to create a joint venture, partnership, agency or other similar form of relationship, and neither party shall have the right or authority to: (a) commit the other party to any obligation or transaction not expressly authorized by such other party, or (b) act or purport to act as agent or representative of the other, except as expressly authorized in writing by such other party. Further, the Consultant shall not be deemed to be an employee of the Company for any reason. The Company and the Consultant acknowledge that the Consultant shall not be entitled to any insurance, pension, profit sharing, retirement or other fringe benefits which the Company may provide to its employees during the term of this Agreement.

     12.     Notices.  All  notices, requests, demands, and other communications
             -------
hereunder shall be in writing and delivered personally or sent by registered or certified United States mail, return receipt requested with postage prepaid, or by telecopy or e-mail, if to the Company, addressed to Dr. Robert C. Simpson at 1549 North Leroy Street, Suite D-200, Fenton, Michigan 48430, telecopier (810) 629-9062, and e-mail bob@zanncorp.com, with a copy to Norman T. Reynolds, Esq. at 815 Walker Street, Suite 1250, Houston, Texas 77002, telecopier (713) 237-3202, and e-mail nreynolds@gpm-law.com; and if to the Consultant, addressed to Mr. Charles Duke at 4127 South Tamiami Trail, Venice, Florida 34293, telecopier (941) 493-8493, and e-mail cjsjduke@comcast.net, with a copy to Donald J. Harrell, Esq. at 1776 Ringling Boulevard, Sarasota, Florida 34236, telecopier (941) 366-0189, and e-mail dharrell@burgessharrell.com. Any party hereto may change its address upon 10 days' written notice to any other party hereto.

     13.     Construction.  Words  of any gender used in this Agreement shall be
             ------------
held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise. In addition, the pronouns used in this Agreement shall be understood and construed to apply whether the party referred to is an individual, partnership, joint venture, corporation or an individual or individuals doing business under a firm or trade name, and the masculine, feminine and neuter pronouns shall each include the other and may be used interchangeably with the same meaning.

     14.     Waiver.  No  course  of  dealing on the part of any party hereto or
             ------
its agents, or any failure or delay by any such party with respect to exercising any right, power or privilege of such party under this Agreement or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

     15.     Cumulative  Rights.  The  rights  and  remedies  contained  in this
             ------------------
Agreement shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

     16.     Invalidity.  In  the  event  any  one  or  more  of  the provisions
             ----------
contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect the other provisions of this Agreement or any such other instrument.

     17.     Headings.  The  headings used in this Agreement are for convenience
             --------
and reference only and in no way define, limit, amplify or describe the scope or intent of this Agreement, and do not effect or constitute a part of this Agreement.

     18.     Excusable Delay.  The parties shall not be obligated to perform and
             ---------------
shall not be deemed to be in default hereunder, if the performance of a non-monetary obligation required hereunder is prevented by the occurrence of any of the following, other than as the result of the financial inability of the party obligated to perform: acts of God, strikes, lock-outs, other industrial disturbances, acts of a public enemy, war or war-like action (whether actual, impending or expected and whether de jure or de facto), acts of terrorists, arrest or other restraint of governmental (civil or military), blockades, insurrections, riots, epidemics, landslides, lightning, earthquakes, fires, hurricanes, storms, floods, washouts, sink holes, civil disturbances, explosions, breakage or accident to equipment or machinery, confiscation or seizure by any government of public authority, nuclear reaction or radiation, radioactive contamination or other causes, whether of the kind herein enumerated or otherwise, that are not reasonably within the control of the party claiming the right to delay performance on account of such occurrence.

     19.     No Third-Party Beneficiary.  Any agreement to pay an amount and any
             --------------------------
assumption of liability contained in this Agreement, express or implied, shall be only for the benefit of the undersigned parties and their respective successors and assigns (as herein expressly permitted), and such agreements and assumptions shall not inure to the benefit of the obligees or any other party, whomsoever, it being the intention of the parties hereto that no one shall be or be deemed to be a third-party beneficiary of this Agreement.

     20.     Law  Governing;  Jurisdiction.  This Agreement shall be governed by
             -----------------------------
and construed in accordance with the laws of the State of Florida, without regard to any conflicts of laws provisions thereof. Each party hereby irrevocably submits to the personal jurisdiction of the United States District Court for the Middle District of Florida, as well as of the Courts of the State of Florida in Sarasota County, Florida, exclusively over any suit, action or proceeding arising out of or relating to this Agreement. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such mediation, arbitration, suit, action or proceeding brought in any such county and any claim that any such mediation, arbitration, suit, action or proceeding brought in such county has been brought in an inconvenient forum.

     21.     Incorporation by Reference.  The agreements referred to or included
             --------------------------
herein constitute integral parts to this Agreement and are incorporated into this Agreement by this reference.

     22.     Multiple  Counterparts.  This  Agreement  may be executed in one or
             ----------------------
more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

     23.     Controlling  Agreement.  In  the  event of any conflict between the
             ----------------------
terms  of  this  Agreement,  the  Note,  the  Escrow  Agreement,  the Consulting
Agreements, or the Stock Purchase Agreement, the terms of the Stock Purchase Agreement shall control.

     24.     Entire  Agreement.  This  instrument  contains  the  entire
             -----------------
understanding of the parties with respect to the subject matter hereof, and may not be changed orally, but only by an instrument in writing signed by each of the parties hereto.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.


                                        ZANN CORP.



                                        By
                                          --------------------------------------
                                          Robert C. Simpson, President



                                        ----------------------------------------
                                        CHARLES DUKE

                              CONSULTING AGREEMENT

     THIS  AGREEMENT  is  made  this  27th day of June, 2005 by and between ZANN
CORP., a Nevada corporation (the "Company") and JONATHON DEREK SELTZER (the "Consultant").

     WHEREAS, pursuant to that certain Stock Purchase Agreement dated June 27, 2005 (the "Stock Purchase Agreement") the Consultant and Charles Duke have sold to Robert C. Simpson or the Company, as his nominee, 1,795,250 shares of the issued and outstanding common stock, par value $0.01 per share, and 164,601 shares of the issued and outstanding convertible preferred stock, second series, par value $0.01 per share, in SARTAM INDUSTRIES, INC., a Florida corporation (collectively, the "Sartam Stock"); and

     WHEREAS, all capitalized terms herein shall have the same meanings as defined in the Stock Purchase Agreement, unless otherwise defined herein;

     WHEREAS, the Company wishes to obtain the advice, contacts and expert judgment of the Consultant with respect to the conduct of the Company's business; and

     WHEREAS, the Company desires to have the Consultant act as an independent contractor for the purpose of providing such services to the Company; and

     WHEREAS, the Consultant is qualified and willing to provide such services pursuant to the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1.     Services.  The  Company hereby engages and retains the Consultant as
            --------
an independent contractor to provide the services set forth herein. The Consultant hereby agrees to provide all reasonable and necessary services associated with the following: (a) assisting in the development of a comprehensive business plan; (b) assisting in future acquisition strategies; and
(c) any other ancillary services relating to the aforementioned (collectively, the "Services"). The Services shall be performed in Sarasota County, Florida unless agreed otherwise in writing between the parties. The Services shall be performed on a part-time basis, which shall require no more than 50 hours per month.

     2.     Fee.  In  full consideration of the Services provided hereunder, the
            ---
Company agrees to pay the Consultant the sum of $10,000 per month, beginning 30 days following the date hereof to be payable in cash. The $10,000 per month may be paid with common stock of the Company, which common stock will be registered at the Company's expense on Form S-8 promulgated under the Securities Act of 1933, as amended (the "S-8 Stock") having a value of at least $10,000 at the time of issuance. It is understood that the S-8 Stock will be sold by the Consultant and the proceeds thereof will be applied to the payment obligation prescribed herein. If the proceeds from the sale of the S-8 Stock do not equal at least $10,000 per month, the Company will issue additional shares of the S-8 Stock so that the Consultant will receive at least $10,000 each month from the sale of the S-8 Stock. The Consultant agrees that any proceeds from the S-8 Stock will be applied to the $10,000 per month consulting fees. After this Agreement has been fully performed, any overpayment held by the Consultant shall be returned to the Company.

     3.     Representations  and  Warranties  of the Consultant.  The Consultant
            ---------------------------------------------------
hereby agrees to use his best efforts in providing the Services and loyally represent the interests of the Company in accordance with the Company's reasonable requirements and objectives. The Consultant and the Company acknowledge that the Consultant is experienced in providing the Services and will provide the Services with the diligence and care of others in the industry. The Consultant further represents that he has not, and shall not, enter into any agreement during the term of this Agreement which might prevent him from performing his obligations hereunder. With respect to the shares of the S-8 Stock to be issued in payment for the Services rendered hereunder, the Consultant represents and warrants as follows:

          (a)     The  Consultant  is  a  natural  person;

          (b) He has and will provide bona fide services to the Company not related or connected to the resale of the shares of the S-8 Stock;

          (c) The Services are not and will not be in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the Company's securities;

          (d) By prearrangement or otherwise, the Company has not controlled or directed the resale of the shares of the S-8 Stock in the public market;

          (e) The Company or its affiliates will not directly or indirectly receive a percentage of proceeds from any resales of the shares of the S-8 Stock by the Consultant, or

          (f) The proceeds from the resale of any such shares of the S-8 Stock will not be applied to pay expenses of the Company that are not related to any service provided by the Consultant.

     4.     Expenses.  All  expenses,  including travel and lodging, incurred by
            --------
the Consultant in the performance of the Services shall be the sole responsibility of the Consultant, unless otherwise agreed to in writing. During the continuance of this Agreement, the Consultant shall certify as regular and guarantee the Consultant's situation towards all relevant tax authorities, social security administrations and professional organizations, if applicable, as being in conformity with the Consultant's status as an independent contractor.

     5.     Insurance.  The parties agree that the Company shall not be required
            ---------
to carry insurance or in any way insure the activities of the Consultant, its agents, servants or employees, nor shall the Company be liable for any of the acts or omissions of the Consultant, its agents, servants or employees. The Consultant further agrees to indemnify, defend, and hold harmless the Company from any and all claims, penalties, fines, causes of action, liabilities, or threats of such actions which arise out of the Consultant's breach of this Agreement or the Consultant's negligent performance of the Services. This provision shall survive the termination of this Agreement.

     6.     Duration.  This  Agreement shall remain in effect for a period of 14
            --------
months  commencing  on  the  date  hereof.

     7.     Confidentiality.  All  information  relating  to  the  business  and
            ---------------
affairs of the Company shall be treated as Confidential Information, as hereinafter defined, by the Consultant both during and after the term hereof. Except with the prior approval of the Company, the Consultant shall not disclose any of the Confidential Information at any time to any person except authorized personnel of the Company and its affiliated corporations, and the Consultant's counsel. The Consultant further agrees not to use any information made available to or coming into his possession or knowledge in a manner that is adverse to the business of the Company. All data, records and written material prepared or compiled by the Consultant or furnished to the Consultant during the term hereof shall be the sole and exclusive property of the Company, and none of such data, records or written materials, or copies thereof, shall be retained by the Consultant after the term of this Agreement.

     As used herein, the term "Confidential Information" includes, without limitation, information and knowledge pertaining to products, inventions, innovations, designs, ideas, plans, trade secrets, proprietary information, manufacturing, packaging, advertising, distribution and sales methods and systems, sales and profit figures, customer and client lists, and relationships between the Company and its affiliated corporations and dealers, distributors, customers, clients, suppliers and others who have had or will have had business dealings with the Company and its affiliated corporations. The term
"Confidential Information" does not include information which (a) becomes generally available to the public through no wrongful act on the part of the Consultant, (b) can be shown to have been previously available to the Consultant on a non-confidential basis prior to its disclosure to the Consultant by the Company, or its representatives, (c) becomes available to the Consultant on a non-confidential basis from a source other than the Company or its representatives, or (d) is required to be disclosed by order of a court of competent jurisdiction.

     Notwithstanding anything herein contained to contrary, the above described obligation with respect to confidentiality shall survive any termination of the Consultant's engagement hereunder or the termination of this Agreement.

     8.     Mediation  and Arbitration.  All disputes arising or related to this
            --------------------------
Agreement must exclusively be resolved first by mediation with a mediator selected by the parties, with such mediation to be held in Sarasota, Florida. If such mediation fails, then any such dispute shall be resolved by binding arbitration under the Commercial Arbitration Rules of the American Arbitration Association in effect at the time the arbitration proceeding commences, except that (a) Florida law and the Federal Arbitration Act must govern construction and effect, (b) the locale of any arbitration must be in Sarasota, Florida, and
(c) the arbitrator must with the award provide written findings of fact and conclusions of law. Any party may seek from a court of competent jurisdiction any provisional remedy that may be necessary to protect its rights or assets pending the selection of the arbitrator or the arbitrator's determination of the merits of the controversy. The exercise of such arbitration rights by any party will not preclude the exercise of any self-help remedies (including without limitation, setoff rights) or the exercise of any non-judicial foreclosure rights. An arbitration award may be entered in any court having jurisdiction.

     9.     Attorneys'  Fees.  In  the event that it should become necessary for
            ----------------
any party entitled hereunder to bring suit against any other party for enforcement of this Agreement, the parties hereby covenant and agree that the party who is found to be the prevailing party shall also be entitled to recover its reasonable attorneys' fees and costs of court incurred from the other parties.

     10.     Benefit.  The  terms  and  provisions  of  this  Agreement shall be
             -------
binding upon, inure to the benefit of and be enforceable by, the parties hereto and their respective successors and permitted assigns.

     11.     Relationship  of  Parties.  The Consultant is providing services on
             -------------------------
an independent contractor basis. Notwithstanding anything to the contrary herein, this Agreement shall not in any manner be construed to create a joint venture, partnership, agency or other similar form of relationship, and neither party shall have the right or authority to: (a) commit the other party to any obligation or transaction not expressly authorized by such other party, or (b) act or purport to act as agent or representative of the other, except as expressly authorized in writing by such other party. Further, the Consultant shall not be deemed to be an employee of the Company for any reason. The Company and the Consultant acknowledge that the Consultant shall not be entitled to any insurance, pension, profit sharing, retirement or other fringe benefits which the Company may provide to its employees during the term of this Agreement.

     12.     Notices.  All  notices, requests, demands, and other communications
             -------
hereunder shall be in writing and delivered personally or sent by registered or certified United States mail, return receipt requested with postage prepaid, or by telecopy or e-mail, if to the Company, addressed to Dr. Robert C. Simpson at 1549 North Leroy Street, Suite D-200, Fenton, Michigan 48430, telecopier (810) 629-9062, and e-mail bob@zanncorp.com, with a copy to Norman T. Reynolds, Esq. at 815 Walker Street, Suite 1250, Houston, Texas 77002, telecopier (713) 237-3202, and e-mail nreynolds@gpm-law.com; and if to the Consultant, addressed to Mr. Jonathon Derek Seltzer at 3889 Stone Lakes Drive, Kennesaw, Georgia 30152, and e-mail jdseltzer@aol.com, with a copy to Donald J. Harrell, Esq. at 1776 Ringling Boulevard, Sarasota, Florida 34236, telecopier (941) 366-0189, and e-mail dharrell@burgessharrell.com. Any party hereto may change its address upon 10 days' written notice to any other party hereto.

     13.     Construction.  Words  of any gender used in this Agreement shall be
             ------------
held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise. In addition, the pronouns used in this Agreement shall be understood and construed to apply whether the party referred to is an individual, partnership, joint venture, corporation or an individual or individuals doing business under a firm or trade name, and the masculine, feminine and neuter pronouns shall each include the other and may be used interchangeably with the same meaning.

     14.     Waiver.  No  course  of  dealing on the part of any party hereto or
             ------
its agents, or any failure or delay by any such party with respect to exercising any right, power or privilege of such party under this Agreement or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

     15.     Cumulative  Rights.  The  rights  and  remedies  contained  in this
             ------------------
Agreement shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

     16.     Invalidity.  In  the  event  any  one  or  more  of  the provisions
             ----------
contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect the other provisions of this Agreement or any such other instrument.

     17.     Headings.  The  headings used in this Agreement are for convenience
             --------
and reference only and in no way define, limit, amplify or describe the scope or intent of this Agreement, and do not effect or constitute a part of this Agreement.

     18.     Excusable Delay.  The parties shall not be obligated to perform and
             ---------------
shall not be deemed to be in default hereunder, if the performance of a non-monetary obligation required hereunder is prevented by the occurrence of any of the following, other than as the result of the financial inability of the party obligated to perform: acts of God, strikes, lock-outs, other industrial disturbances, acts of a public enemy, war or war-like action (whether actual, impending or expected and whether de jure or de facto), acts of terrorists, arrest or other restraint of governmental (civil or military), blockades, insurrections, riots, epidemics, landslides, lightning, earthquakes, fires, hurricanes, storms, floods, washouts, sink holes, civil disturbances, explosions, breakage or accident to equipment or machinery, confiscation or seizure by any government of public authority, nuclear reaction or radiation, radioactive contamination or other causes, whether of the kind herein enumerated or otherwise, that are not reasonably within the control of the party claiming the right to delay performance on account of such occurrence.

     19.     No Third-Party Beneficiary.  Any agreement to pay an amount and any
             --------------------------
assumption of liability contained in this Agreement, express or implied, shall be only for the benefit of the undersigned parties and their respective successors and assigns (as herein expressly permitted), and such agreements and assumptions shall not inure to the benefit of the obligees or any other party, whomsoever, it being the intention of the parties hereto that no one shall be or be deemed to be a third-party beneficiary of this Agreement.

     20.     Law  Governing;  Jurisdiction.  This Agreement shall be governed by
             -----------------------------
and construed in accordance with the laws of the State of Florida, without regard to any conflicts of laws provisions thereof. Each party hereby irrevocably submits to the personal jurisdiction of the United States District Court for the Middle District of Florida, as well as of the Courts of the State of Florida in Sarasota County, Florida, exclusively over any suit, action or proceeding arising out of or relating to this Agreement. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such mediation, arbitration, suit, action or proceeding brought in any such county and any claim that any such mediation, arbitration, suit, action or proceeding brought in such county has been brought in an inconvenient forum.

     21.     Incorporation by Reference.  The agreements referred to or included
             --------------------------
herein constitute integral parts to this Agreement and are incorporated into this Agreement by this reference.

     22.     Multiple  Counterparts.  This  Agreement  may be executed in one or
             ----------------------
more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

     23.     Controlling  Agreement.  In  the  event of any conflict between the
             ----------------------
terms  of  this  Agreement,  the  Note,  the  Escrow  Agreement,  the Consulting
Agreements, or the Stock Purchase Agreement, the terms of the Stock Purchase Agreement shall control.

     24.     Entire  Agreement.  This  instrument  contains  the  entire
             -----------------
understanding of the parties with respect to the subject matter hereof, and may not be changed orally, but only by an instrument in writing signed by each of the parties hereto.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.


                                        ZANN CORP.



                                        By
                                          --------------------------------------
                                          Robert C. Simpson, President



                                        ----------------------------------------
                                        JONATHON DEREK SELTZER

                                  SCHEDULE 8(f)
                                 CAPITALIZATION

     Restrictions on Certificate Nos. 130 through 137 set forth in Board of Directors Meeting Minutes dated May 14, 2005.

     Hopkins Repayment Arrangement - James L. Hopkins has been issued 7,000 shares of preferred stock (redeemable), first series. These shares have a liquidation preference equal to $100 per share. They may also be redeemed five years or more after issuance for $100 per share. Mr. Hopkins owes the corporation more than $1.2 million. The corporation and Mr. Hopkins have an informal understanding whereby if the corporation is liquidated or its assets sold, these shares will be redeemed first ahead of all other shareholders and the proceeds applied toward repayment of Mr. Hopkins debt to the corporation.

     Settlement Agreement between the Company and H.A. Eckhart & Associates, Inc. ("Eckert") et al., dated February __, 2003, which settled litigation between the parties.

     Shareholder Convertible Promissory Notes - Each of James L. Hopkins, Keith Perry and Don Crisp hold promissory notes from the corporation or shareholder loans to the corporation attributable to sweat equity. These obligations are convertible into common stock of the corporation.

                                  SCHEDULE 8(j)
                                   LIABILITIES

     All  liabilities  set  forth  on  Company Financial Statement dated May 31,
2005.

     Company trade, accounts and other payables incurred or accrued in the normal course of business which would not be shown of Company's Financial Statement under its method of accounting or arising subsequent to the Financial Statement date.

     Settlement Agreement between the Company and H.A. Eckhart & Associates, Inc. ("Eckert") et al., dated February __, 2003, which settled litigation between the parties.

                                  SCHEDULE 8(n)
                                   LITIGATION

     Sartam Industries, Inc. ("Sartam") was involved in three cases against H.A. Eckhart & Associates, Inc. ("Eckert") et al., filed in federal district court both in Florida and Mississippi and one case filed in Sarasota County, Florida. All cases were settled and closed. Eckert currently holds a security interest in a Sartam packaging machine and related hardware under a UCC1 filed in Florida Doc. No. 200406446545. Sartam issued a $400,000 promissory note to Eckert in settlement of the cases, and the remaining obligation is reflected on Sartam's Financial Statements dated May 31, 2005.

                                  SCHEDULE 8(p)
                      COMPLIANCE WITH LAWS AND REGULATIONS

     None.

                                  SCHEDULE 8(q)
                                    DEFAULTS

     None.

                                  SCHEDULE 8(r)
                              PERMITS AND APPROVALS

     None.

                                  SCHEDULE 8(z)
                                     ASSETS

     Property  Owned

     Assets set forth on May 31, 2005 Financial Statement subject to change in the ordinary course of business thereafter.

     See  Attachment.

     Legal  Description  of  Leaseholds

     The  Company  currently  leases  no  real  property.

     The Company is currently storing assets and equipment at Tampa Machine, 15 Volwmer Ave., Oldsmar, Florida 34677 (813) 854-3332. This arrangement is under an oral license, and is currently without charge. The Company intends to eventually remunerate Tampa Machine for allowing it to store such items, but has not current agreement to that effect.

     The Company is currently using as its place of business and to store its books and records, the address of Mark Seltzer, 8310 Trentwood Court, Ft. Myers, Florida 33912 (239) 768-6480. This arrangement is under an oral license, and is currently without charge.

     Patents,  Trademarks  and  Copyrights

     See  Attachment.

     Accounts  Receivable  as  of  May  31,  2005

     See  Company  Financial  Statement  as  of  May  31,  2005

                                 SCHEDULE 8(aa)
                              EMPLOYMENT CONTRACTS

     Oral Employment Contract with Mark Seltzer with $2,000 per month compensation, and terminable at will.

     The Company has compensated various board members by reflecting amounts owed to them on Company's books and records. Those amounts are reflected on the Company's Financial Statement as of May 31, 2005.

                                 SCHEDULE 8(cc)
                                    CONTRACTS

     Settlement  Agreement   between  the Company and H.A. Eckhart & Associates,
Inc. ("Eckert") et al., dated February __, 2003, which settled litigation between the parties.

     Oral Employment Contract with Mark Seltzer with $2,000 per month compensation, and terminable at will.

     Purchase Orders with one or more customers in the ordinary course of business.

     Proposed  contract  with  Sams.